Exhibit 10(a)

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                                CREDIT AGREEMENT

                                      among

                           KNIGHT TRANSPORTATION, INC.
                        and its Significant Subsidiaries


                             THE BANKS NAMED HEREIN


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                             as Administrative Agent
                                       and
               as Issuing Bank, as Arranger, as Swing Line Lender
                                       and
                                    as a Bank

                                       and

                           THE NORTHERN TRUST COMPANY
                                    as a Bank




                            Dated as of April 6, 2001


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
                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I       DEFINITIONS....................................................2
  SECTION 1.1   Defined Terms..................................................2
  SECTION 1.2   Terms Generally...............................................10

ARTICLE II      THE RLC FACILITY..............................................11
  SECTION 2.1   The RLC Commitment............................................12
  SECTION 2.2   [Intentionally left blank]....................................12
  SECTION 2.3   Procedures for Borrowings Under the RLC Facility..............12
  SECTION 2.4   Revolving Loans...............................................13
  SECTION 2.5   Reborrowings..................................................14
  SECTION 2.6   Fees..........................................................14
  SECTION 2.7   Notes; Repayment of Revolving Loans...........................15
  SECTION 2.8   Interest on Revolving Loans...................................15
  SECTION 2.9   Default Interest..............................................15
  SECTION 2.10  Termination and Reduction of Commitments......................16
  SECTION 2.11  Conversion and Continuation of Borrowings.....................16
  SECTION 2.12  Prepayment....................................................17
  SECTION 2.13  Reserve Requirements; Change in Circumstances.................17
  SECTION 2.14  Change in Legality............................................19
  SECTION 2.15  Redeployment Loss.............................................20
  SECTION 2.16  Pro Rata Treatment............................................21
  SECTION 2.17  Sharing of Setoffs............................................21
  SECTION 2.18  Payments......................................................22
  SECTION 2.19  Taxes.........................................................22
  SECTION 2.20  Termination or Assignment of Commitments Under Certain
                Circumstances.................................................24
  SECTION 2.21  Security Interest.............................................25
  SECTION 2.22  Swing Line Loans..............................................25

ARTICLE IIA     LETTERS OF CREDIT.............................................28
  SECTION 2A.1  Letters of Credit.............................................28
  SECTION 2A.2  Notice........................................................28
  SECTION 2A.3  Letter of Credit Participations...............................28
  SECTION 2A.4  Disbursement and Reimbursement................................29
  SECTION 2A.5  Existing Letters of Credit....................................30

ARTICLE III     REPRESENTATIONS AND WARRANTIES................................32
  SECTION 3.1   Organization; Corporate Powers; Etc...........................32
  SECTION 3.2   Authorization; Etc............................................32
  SECTION 3.3   Enforceability................................................32
  SECTION 3.4   Financial Condition and Information...........................32
  SECTION 3.5   No Material Adverse Change....................................33

  SECTION 3.6   Litigation....................................................33
  SECTION 3.7   Federal Reserve Regulations...................................33
  SECTION 3.8   Investment Company Act........................................33
  SECTION 3.9   Public Utility Holding Company Act............................33
  SECTION 3.10  Tax Returns...................................................34
  SECTION 3.11  ERISA.........................................................34
  SECTION 3.12  Title to Properties: Possession...............................34
  SECTION 3.13  Use of Proceeds...............................................34
  SECTION 3.14  Environmental Matters.........................................34
  SECTION 3.15  Subsidiaries..................................................34
  SECTION 3.16  No Subordination..............................................34
  SECTION 3.17  Permits, Franchises...........................................35
  SECTION 3.18  Other Obligations.............................................35

ARTICLE IV      CONDITIONS TO CREDIT EVENTS...................................36
  SECTION 4.1   Credit Events.................................................36
  SECTION 4.2   First Credit Event............................................36

ARTICLE V       AFFIRMATIVE COVENANTS.........................................38
  SECTION 5.1   Corporate Existence...........................................38
  SECTION 5.2   Insurance.....................................................38
  SECTION 5.3   Taxes and other Liabilities...................................38
  SECTION 5.4   Financial Statements; Reports, etc............................38
  SECTION 5.5   Litigation and Other Notices..................................39
  SECTION 5.6   Maintaining Records: Access to Premises and Records...........40
  SECTION 5.7   Use of Proceeds...............................................40
  SECTION 5.8   Punctual Payments.............................................40
  SECTION 5.9   Compliance....................................................40
  SECTION 5.10  Facilities....................................................40
  SECTION 5.11  Financial Covenants...........................................40
  SECTION 5.12  New Subsidiaries; Co-Borrower.................................41

ARTICLE VI      NEGATIVE COVENANTS............................................42
  SECTION 6.1   Liens.........................................................42
  SECTION 6.2   Indebtedness..................................................42
  SECTION 6.3   Merger, Consolidation, Transfer of Assets.....................42
  SECTION 6.4   Accounting Change.............................................43
  SECTION 6.5   Guarantee.....................................................43
  SECTION 6.6   ERISA Liabilities.............................................43
  SECTION 6.7   Capital Expenditures..........................................43
  SECTION 6.8   Loans, Advances, Investments..................................43
  SECTION 6.9   Dividend, Distributions.......................................43

ARTICLE VII     EVENTS OF DEFAULT.............................................44

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ARTICLE VIII    THE ADMINISTRATIVE AGENT......................................47
  SECTION 8.1   Appointment...................................................47
  SECTION 8.2   Liability.....................................................47
  SECTION 8.3   Action by Administrative Agent................................48
  SECTION 8.4   Resignation...................................................48
  SECTION 8.5   Agent as Bank.................................................48
  SECTION 8.6   Determinations................................................48
  SECTION 8.7   Indemnification...............................................49
  SECTION 8.8   Independent Credit Analysis...................................49

ARTICLE IX      MISCELLANEOUS.................................................50
  SECTION 9.1   Notices.......................................................50
  SECTION 9.2   Survival of Agreement.........................................50
  SECTION 9.3   Binding Effect; Beneficiaries.................................50
  SECTION 9.4   Successors and Assigns........................................51
  SECTION 9.5   Expenses; Indemnity...........................................53
  SECTION 9.6   Right of Setoff...............................................54
  SECTION 9.7   Applicable Law................................................55
  SECTION 9.8   Waivers; Amendment............................................55
  SECTION 9.9   Interest Rate Limitation......................................55
  SECTION 9.10  Entire Agreement..............................................56
  SECTION 9.11  Severability..................................................56
  SECTION 9.12  Counterparts and Signature Pages..............................56
  SECTION 9.13  Headings......................................................56
  SECTION 9.14  Arbitration...................................................56
  SECTION 9.15  Jurisdiction; Consent to Service of Process...................58
  SECTION 9.16  Waiver of Jury Trial..........................................59
  SECTION 9.17  Non-Debtor Borrower Provisions................................59
  SECTION 9.18  Confidentiality...............................................60

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LIST OF EXHIBITS AND SCHEDULES

Exhibit "A"     -   Form of Assignment and Acceptance
Exhibit "B"     -   Form of Borrowing Notice
Exhibit "C"     -   Revolving Credit Note (RLC Facility)
Exhibit "C-1"   -   Swing Line Note
Exhibit "D"     -   Administrative Details Reply Form
Exhibit "E"     -   Matters to be Covered by the Legal Opinion of Counsel
Exhibit "F"     -   Form of Quarterly Compliance Certificate
Exhibit "G"     -   Assumption Agreement
Exhibit "H"     -   Security Agreement

Schedule 2.1    -   Commitments of Banks
Schedule 2A.5   -   Existing Letters of Credit
Schedule 3.15   -   Borrower's Subsidiaries
Schedule 6.1    -   Permitted Liens
Schedule 6.2    -   Existing Indebtedness

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
                                CREDIT AGREEMENT

     BY THIS CREDIT AGREEMENT (together with any amendments or modifications, the "Agreement"), entered into as of April 6, 2001 by and among KNIGHT TRANSPORTATION, INC., an Arizona corporation (the "Company"), all present and future Significant Subsidiaries (as hereinafter defined) of the Company (together with the Company, the "Borrower"), the banks listed in Schedule 2.1 (the "Banks"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Banks (in such capacity, together with any successor agent appointed hereunder, the "Administrative Agent"), as Issuing Bank (as hereinafter defined), as Arranger, as a Bank and as the Swing Line Lender, and THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as a Bank, in consideration of the mutual promises herein contained and for other valuable consideration, the parties hereto do agree as follows:

                                    RECITALS

     A. The Borrower has asked that the Banks provide a revolving credit facility (the "RLC Facility") in the maximum principal amount of $50,000,000.00 to Borrower for working capital purposes, of which an amount up to the Letter of Credit Commitment may be applied to the issuance of one or more Letters of Credit.

     B. The Banks are willing to extend such credits to the Borrower on the terms and subject to the conditions herein set forth.

     C. Effective as of the delivery of this Agreement, the Credit Agreement dated November 24, 1999 between the Borrower and Wells Fargo Bank, National Association (the "1999 Agreement") will be terminated and replaced by this Agreement.

     Accordingly, the Borrower, the Banks, the Administrative Agent and the Issuing Bank agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1 DEFINED TERMS. Although terms may be defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the meanings specified below:

     "Administrative Agent" shall have the meaning assigned to such term in the Preamble, and any successor thereto.

     "Administrative Details Reply Form" shall mean an Administrative Details Reply Form in the form of Exhibit "D".

     "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

     "Agreement" shall mean this Credit Agreement, as amended or modified from time to time.

     "Applicable Interest Rate" with respect to a given Borrowing shall mean the interest rate in effect for that Borrowing as determined pursuant to Section 2.8 herein.

     "Applicable Margin" shall mean the following:

                          LIBOR                    Base Rate
                         Borrowing                 Borrowing
                         ---------                 ---------
                     62.5 basis points           0 basis points

     "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Bank and an assignee, accepted by the Administrative Agent, in the form of Exhibit "A".

     "Average Adjusted Daily Undrawn Balance" shall equal the average daily unused amount of the Total Commitment during the preceding calendar quarter. For this purpose, the Letter of Credit Balance shall be deemed to be a use of the Total Commitment.

     "Banks," each a "Bank": See the Preamble.

     "Base Rate" shall mean the Prime Rate.

     "Base Rate Borrowing" shall mean a Borrowing bearing interest at a rate determined by reference to the Base Rate.

     "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

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     "Borrower": See the Preamble.

     "Borrowing" shall mean an outstanding principal amount of one of the Revolving Loans as to which a single Interest Period is in effect and with respect to which a single Applicable Interest Rate applies.

     "Borrowing Notice" shall mean a notice given pursuant to Section 2.3, as therein described.

     "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of Arizona or in the State of California) on which commercial banks are open for business in Phoenix, Arizona; PROVIDED, HOWEVER, that, when used in connection with a LIBOR Borrowing, the term "Business Day" shall exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

     "Capital Lease" shall mean any lease of any property (whether real, personal or mixed) required by GAAP to be accounted for as a capital lease on the balance sheet of the lessee.

     "Capital Lease Obligations" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

     A "Change in Control" shall be deemed to have occurred if, after the date hereof, (a) any person or group (within the meaning of Rule 13d-3, as in effect on the date hereof, promulgated by the SEC under the 1934 Act), shall acquire, directly or indirectly, beneficially or of record, shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) a majority of the seats (other than vacant seats) on the board of directors become occupied by persons not members of said board on the date hereof that were neither (i) nominated by the board of directors of the Borrower, nor (ii) appointed by directors so nominated; or (c) any person or group shall otherwise directly or indirectly Control the Borrower.

     "Closing Date" shall mean the date of the first Credit Event hereunder.

     "Co-Borrowers,"   each  a   "Co-Borrower,"   shall  mean  the   Significant
Subsidiaries that are a party to this Agreement from time to time.

     "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

     "Collateral" shall mean all property of the Borrower subject to the Security Documents.

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
     "Commitment" shall mean, with respect to each Bank, the commitment of such Bank as to each Facility hereunder as set forth in Schedule 2.1, as such Bank's Commitment may be permanently terminated or reduced from time to time pursuant to Sections 2.10 or 2.20. Each Bank's Commitment shall fully, automatically and permanently terminate on the RLC Maturity Date.

     "Commitment Fee" shall have the meaning assigned to such term in Section 2.6(a).

     "Company": See the Preamble.

     "Control" shall mean the power to direct or cause the direction of the management or policies of a person, whether through rights of ownership under voting securities, under contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

     "Credit Event" shall have the meaning given such term in Article IV.

     "Default Rate" shall mean a rate per annum (computed as provided in Section 2.8(b)) equal to the Base Rate plus three percent (3%) and changing in conformity with each change in the Base Rate.

     "Designated Officer" shall mean any of the Chairman of the Board, President, any Vice President, the Chief Financial Officer, and the Chief Accounting Officer of the Borrower.

     "Dollars" or "$" shall mean lawful money of the United States of America.

     "Equipment" shall mean tangible personalty that is not "inventory," "farm equipment" or "fixtures," as the immediately preceding terms in quotations are defined in Article Nine of the Uniform Commercial Code as in effect in and for the State of Arizona.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

     "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that is a member of a group of which the Borrower is a member and which is treated as a single employer under Section 414 of the Code.

     "ERISA Liabilities" shall mean at any time the minimum liability with respect to Plans that would be required to be reflected at such time as a liability on the consolidated balance sheet of the Borrower under GAAP.

     "Eurodollar Lending Office," with respect to any Bank (or transferee) or the Administrative Agent, shall mean such office or branch as such Bank (or transferee) or the Administrative Agent has designated to the Borrower herein in Schedule "2.1" as the office or branch of such Bank (or transferee) or the Administrative Agent which shall constitute the Lending Office thereof for LIBOR Borrowings.

     "Event of Default" shall have the meaning assigned to such term in Article VII.

     "Existing Letters of Credit" shall mean the letters of credit outstanding on the Closing Date issued under the 1999 Agreement, which letters of credit are listed on Schedule 2A.5 attached hereto.

     "Facility" shall mean the RLC Facility.

     "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of San Francisco, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Fees" shall mean the Commitment Fees and all other fees and charges, if any, (other than interest) payable hereunder or otherwise payable in connection with the Facility.

     "Financial Covenants": See Section 5.11.

     "Financial Officer" of any Person shall mean the chief financial officer, principal accounting officer, treasurer or controller of such Person.

     "GAAP" shall mean generally-accepted accounting principles in the United States.

     "Governmental Authority" shall mean any federal, state, tribal, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

     "Guarantee" of or by any Person shall mean any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, and including without limitation any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the Primary Obligor so as to enable the Primary Obligor to pay such Indebtedness; PROVIDED, HOWEVER, that the term Guarantee shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

     "Indebtedness" of a Person shall mean each of the following (without duplication) that, individually, is in excess of $100,000.00 in outstanding amount (in Dollars or the equivalent at market exchange rates) on the date such obligation is incurred: (a) obligations of that Person to any other Person for payment of borrowed money, (b) Capital Lease Obligations, (c) notes and drafts drawn or accepted by that Person payable to any other Person, whether or not representing obligations for borrowed money (but without duplication of indebtedness for borrowed money), (d) any obligation for the purchase price of property the payment of which is deferred for more than one year or evidenced by a note or equivalent instrument, (e) Guarantees of Indebtedness of third parties, and (f) a recourse or non-recourse payment obligation of any other Person that is secured by a Lien on any property of the first Person, whether or not assumed by the first person, up to the fair market value (from time to time) of such property (absent manifest evidence to the contrary, the fair market value of such property shall be the amount determined under GAAP for financial reporting purposes).

     "Information" shall have the meaning defined in Section 9.17 hereof.

     "Interest Payment Date" shall mean (a) with respect to a Base Rate Borrowing, the first day of each month in arrears, and (b) with respect to any LIBOR Borrowing, the last day of the Interest Period applicable thereto and, in the case of a LIBOR Borrowing with an Interest Period of more than three months' duration (if at any time made available under this Agreement), each day that would have been an Interest Payment Date for such Borrowing had successive Interest Periods of three months' duration been applicable to such Borrowing and, in addition, (c) each of (i) the date of any conversion of a Borrowing with or to a Borrowing of a different Type, (ii) the date of prepayment of a Borrowing, and (iii) the RLC Maturity Date.

     "Interest Period" shall mean (a) as to any LIBOR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect, or, if earlier, on the RLC Maturity Date and (b) as to any Base Rate Borrowing, the period commencing on the date of such Borrowing and ending on the RLC Maturity Date, the date such Borrowing is converted to a Borrowing of a different Type in accordance with Section 2.11 or the date of repayment or prepayment of such Borrowing in accordance with Section 2.5 or 2.12; PROVIDED, HOWEVER, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of LIBOR Borrowings only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

     "Issuing Bank" shall have the meaning assigned to such term in the Preamble, and any successor thereto.

     "Lending Office," with respect to any Bank or any transferee of the Loans or the Administrative Agent, shall mean such office or branch as such Bank or such transferee or the Administrative Agent has designated to the Borrower herein as the office or branch of that Bank or such transferee or the Administrative Agent from which Loans are to be made.

     "Letter of Credit Balance" shall mean, at any time, the sum of (a) the aggregate undrawn amount of all Letters of Credit outstanding at such time plus
(b) the aggregate amount which has been drawn under Letters of Credit but for which the Issuing Bank or the Banks, as the case may be, have not been reimbursed by the Borrower.

     "Letter of Credit Commitment" shall mean $4,000,000.00.

     "Letter of Credit Disbursement" shall mean any payment or disbursement made by the Issuing Bank under or pursuant to a Letter of Credit.

     "Letters of Credit" shall mean letters of credit issued by the Issuing Bank for the account of the Borrower pursuant to Article IIA as well as the Existing Letters of Credit.

     "LIBOR Rate" shall mean, with respect to any LIBOR Borrowing for any Interest Period, the average of the interest rate per annum (except as to the Swap Amount, rounded upwards, if necessary, to the next 1/8 of 1%) equal to the composite London interbank offered rate for Dollar deposits approximately equal in principal amount to such LIBOR Borrowing and for a maturity comparable to such Interest Period for delivery on the first day of the Interest Period, adjusted for reserve requirements.

     "LIBOR Borrowing" shall mean a Borrowing bearing interest at a rate determined by reference to the LIBOR Rate.

     "Lien" shall mean any mortgage, pledge, security interest or similar lien.

     "Loans" shall mean the loans made available by the Banks to Borrower, in the form of Revolving Loans under the RLC Facility.

     "Loan Documents" shall mean this Agreement, the Notes, the Swing Line Note, the Security Documents and all other documents, instruments and agreements of every kind and description at any time undertaken by any Person for the benefit of the Banks in connection with the Loans.

     "Margin Stock" shall have the meaning given such term under Regulation U.

     "Maximum RLC Commitment" shall mean $50,000,000.00.

     "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "1934 Act" shall mean the United States Securities Exchange Act of 1934, as amended.

     "1999 Agreement": See the Recitals.

     "Note" and "Notes" shall mean, severally and collectively, revolving credit notes of the Borrower executed and delivered as provided in Section 2.7 as such Notes might be amended, modified, extended and restated from time to time.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

     "Permitted Lien" shall mean a Lien permitted under Section 6.1.

     "Person"  shall  mean  any  natural  person  (whether  or not  acting  in a representative capacity), corporation, limited liability company, business trust, joint venture, association, sole proprietorship, partnership or government, or any agency or political subdivision thereof.

     "Plan" shall mean any pension plan (other than a Multiemployer Plan) that is (1) a qualified plan under Section 401(a) of the Code, (ii) subject to the provisions of Title IV of ERISA or Section 412 of the Code and (iii) maintained for employees of the Borrower or any ERISA Affiliate.

     "Potential Default" shall mean any act, event or condition which upon notice, lapse of time or both would constitute an Event of Default.

     "Prime Rate" shall mean at any time the rate of interest per annum most recently announced within the Administrative Agent at its principal office in San Francisco as its prime rate, with the understanding that the prime rate of the Administrative Agent is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as the Administrative Agent may designate; each change in the Prime Rate shall be effective on the date such change is announced within the Administrative Agent.

     "Quarterly Certificate" shall mean that Quarterly Compliance Certificate in the form of Exhibit F.

     "Redeployment Loss": See Section 2.15.

     "Refunded Swing Line Loan": See Section 2.22(c).

     "Register": See Section 9.4(d).

     "Regulation D" shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Reportable Event" shall mean any reportable event as defined in Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

     "Required Banks" shall mean, at any time, Banks having Commitments representing at least:

          (a) 100% of the Total Commitment if there are only two Banks.

          (b) 66 and 2/3% of the Total Commitment if there are more than two Banks.

     "Revolving Loans" shall mean the revolving lines of credit loans made available by the Banks to the Borrower pursuant to Article II. Each Revolving Loan shall be composed of one or more LIBOR Borrowings and/or Base Rate Borrowings.

     "RLC Balance" means the outstanding aggregate principal amount of all Borrowings.

     "RLC Commitment" shall mean, with respect to each Bank, its share of the Maximum RLC Commitment, based on its Commitment percentage as shown on Schedule 2.1.

     "RLC Facility": See Recital A, which Facility consists of the Revolving Loans and the Letters of Credit.

     "RLC Maturity Date" shall mean June 15, 2003.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Security Documents": See Section 2.21.

     "Significant Subsidiary" shall have the meaning given such term under SEC Regulation S-X, 17 C.F.R. ss.210.1-02.

     "Subsidiary" of a Person shall mean any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person, by one or more of the other Subsidiaries of that Person, or by any combination thereof.

     "Subordinated Debt" shall mean Indebtedness of Borrower whose payment is subordinated in writing to the payment of the Loans and the other obligations of Borrower under this Agreement, to the satisfaction of all of the Banks.

     "Swap Agreement" shall mean that Interest Rate Swap Agreement dated February 13, 2001 between the Company and Wells Fargo, as it may be amended, modified or restated from time to time.

     "Swap  Amount"  shall  mean  the  aggregate   amount  of  LIBOR  Borrowings
outstanding at any one time that has been designated by the Borrower to be subject to the Swap Agreement.

     "Swap Amount Maximum" shall mean $12,200,000.00. At the termination of the Swap Agreement, the Maximum shall mean zero.

     "Swing Line Balance": See Section 2.22(a).

     "Swing Line Commitment": See Section 2.22(a).

     "Swing Line Lender" shall mean Wells Fargo.

     "Swing Line Loan" shall mean the loans made available by the Swing Line Lender to Borrower pursuant to Article IIB.

     "Swing Line Note": See Section 2.22(b).

     "Termination" shall mean the payment in full of the principal amount of all Loans, all accrued interest thereon and all fees with respect thereto, coupled with termination of the Facility and all other obligations (if any) of all of the Banks to advance funds or extend credit to or for the benefit of Borrower pursuant to this Agreement.

     "Termination Date" shall mean the date of the occurrence of the last event to occur required for Termination to occur.

     "Total Commitment" shall mean at any time the aggregate amount of the Banks' Commitments, as in effect from time to time, which amount shall not exceed the Maximum RLC Commitment.

     "Type," when used in respect of any Borrowing, shall refer to the rate by reference to which interest on such Borrowing is determined. For purposes hereof, "rate" shall mean the LIBOR Rate or the Base Rate.

     "Wells Fargo" shall mean Wells Fargo Bank, National Association.

     SECTION 1.2 TERMS GENERALLY. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of this Agreement, and Exhibits and Schedules to this Agreement, unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect in the United States of America from time to time; PROVIDED, HOWEVER, that, for purposes of determining compliance with any covenant set forth in Article VI, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement.

                                   ARTICLE II
                                THE RLC FACILITY

     SECTION 2.1 THE RLC COMMITMENT.

          (a) Subject to the terms and conditions herein set forth, each Bank, severally and not jointly, agrees to make advances of its Revolving Loans to the Borrower, at any time and from time to time on and after the date hereof and until the earlier of (i) the RLC Maturity Date or (ii) the termination of the RLC Commitment of said Bank, in an aggregate principal amount at any time outstanding not to exceed such Bank's RLC Commitment, subject, however, to the conditions that (A) at no time shall the outstanding aggregate principal amount of all Borrowings made by all Banks pursuant to their Revolving Loans, together with the Swing Line Balance and the Letter of Credit Balance, exceed the Maximum RLC Commitment, and (B) at all times the outstanding aggregate principal amount of all Borrowings advanced by each Bank pursuant to its Revolving Loans shall equal the product of (y) the percentage which its RLC Commitment represents of the Maximum RLC Commitment times (z) the outstanding aggregate principal amount of all Borrowings advanced by all Banks pursuant to their Revolving Loans. Such RLC Commitments may be terminated or reduced from time to time pursuant to Sections 2.10 and 2.20. Within the foregoing limits, the Borrower may borrow, pay or prepay and reborrow hereunder, on and after the date hereof and prior to the RLC Maturity Date, subject to the terms, conditions and limitations set forth herein.

          (b) Each advance of the proceeds of the Revolving Loans shall constitute a single Borrowing. Each LIBOR Borrowing shall be in a principal amount which is an integral multiple of $100,000.00 and not less than $1,000,000.00 (or, if less, a principal amount equal to the remaining balance of the available RLC Commitments).

     SECTION 2.2 [Intentionally left blank]

     SECTION 2.3 PROCEDURES FOR BORROWINGS UNDER THE RLC FACILITY.

          (a) Each advance under the Revolving Loans shall be a single LIBOR Borrowing or a single Base Rate Borrowing, as the Borrower may request. Borrowings of more than one Type may be outstanding at the same time; PROVIDED, HOWEVER, that (i) the Borrower shall not be entitled to request any Borrowing which, if made, would result in an aggregate of more than five (5) separate LIBOR Borrowings being outstanding collectively under the Revolving Loans at any one time and (ii) each LIBOR Borrowing shall be in a principal amount which is an integral multiple of $100,000.00 and not less than $1,000,000.00. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

          (b) In order to request a Borrowing, the Borrower shall give to the Administrative Agent written or telecopy notice (or telephone notice confirmed in writing on the same Business Day) in the form of Exhibit "B" (a "Borrowing Notice") not later than 9:00 a.m., California time, (a) in the case of a LIBOR Borrowing, three Business days before a proposed Borrowing and (b) in the case of a Base Rate Borrowing, on the day of a proposed Borrowing. Each Borrowing Notice shall be irrevocable and shall in each case specify (i) whether the Borrowing then being requested is to be a LIBOR Borrowing or a Base Rate Borrowing; (ii) the date of such Borrowing (which shall be a Business Day) and the amount thereof; (iii) if such Borrowing is to be a LIBOR Borrowing, the Interest Period with respect thereto; (iv) if such Borrowing is to reborrow all or any part of any outstanding Borrowing, the identity and amount of such Borrowing that the Borrower requests to be refinanced; and (v) if such Borrowing is to be a LIBOR Borrowing, whether such Borrowing is to be included in the Swap Amount. If no election as to the Type of Borrowing is specified in any Borrowing Notice, then the requested Borrowing shall be a Base Rate Borrowing. If no Interest Period with respect to any LIBOR Borrowing is specified in any Borrowing Notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Subject to Section 2.11, if the Borrower shall not have given notice in accordance with this Section of its election to reborrow a LIBOR Borrowing prior to the end of the Interest Period in effect for such Borrowing, then the Borrower (unless such Borrowing is repaid at the end of such Interest Period) shall be deemed to have given notice of an election to reborrow such Borrowing with a Base Rate Borrowing.

          (c) If a LIBOR Borrowing has been designated by the Borrower to be included in the Swap Amount, the Interest Period of such LIBOR Borrowing (i) shall commence on the 15th day of each month thereafter (or if not a Business Date, the next Business Day), (ii) shall at all times be of one's month duration, and (iii) shall terminate on the 15th day of each month thereafter (or if not a Business Date, the next Business Day). The Swap Amount outstanding at any time may not exceed the Swap Amount Maximum unless otherwise consented to by all the Banks.

     SECTION 2.4 REVOLVING LOANS.

          (a) Each Loan shall be made as part of a Borrowing made by the Banks ratably in accordance with their Commitments; PROVIDED, HOWEVER, that the failure of any Bank to make any Loan shall not in itself relieve any other Bank of its obligation to lend hereunder (it being understood, however, that no Bank shall be responsible for the failure of any other Bank to make any Loan required to be made by such other Bank).

          (b) Each Bank shall make any LIBOR Borrowing by causing either at its option any domestic branch or the Eurodollar Lending Office of such Bank to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and the Note.

          (c) Subject to Section 2.3, each Bank shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent in Phoenix, Arizona, not later than 11:00 a.m., California time, and the Administrative Agent shall by 2:00 p.m., California time, credit the amounts so received to the general deposit account of the Borrower with the Administrative Agent (or such other account as the Borrower may designate) or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Banks. Loans shall be made by the Banks pro rata in accordance with Section 2.16. Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's portion of such Borrowing, the Administrative Agent may assume that such Bank has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with this paragraph (c) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have made such portion available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and
(ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Bank's Loan as part of such Borrowing for purposes of this Agreement.

     SECTION 2.5 REBORROWINGS. Subject to Section 2.11, the Borrower may reborrow all or any part of any Borrowing with a Borrowing of the same or a different Type made pursuant to Section 2.3, subject to the conditions and limitations set forth herein and elsewhere in this Agreement. Any Borrowing or part thereof so reborrowed or combined shall be deemed to have been repaid in accordance with Section 2.7 with the proceeds of a new Borrowing hereunder, and the proceeds of the new Borrowing (except to the extent, if any, they exceed the principal amount of the Borrowing(s) being reborrowed) shall not be disbursed to the Borrower pursuant to Section 2.4(c).

     SECTION 2.6 FEES.

          (a) The Borrower agrees to pay to each Bank, through the Administrative Agent, (i) quarterly in arrears for each calendar quarter ending each March 31, June 30, September 30 and December 31, on the last Business Day of each calendar quarter, commencing June 30, 2001 and (ii) on the date on which the respective Commitment of such Bank shall be terminated as provided herein, for the period from the end of the preceding calendar quarter to the date of such termination, a commitment fee (each a "Commitment Fee") on a prorated basis at a rate per annum equal to 6.25 basis points (.0625%) on the Average Adjusted Daily Undrawn Balance during the preceding calendar quarter (or shorter period
(1) commencing with the date hereof or (2) ending with the RLC Maturity Date or any other date on which the respective Commitment of such Bank shall be terminated). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fees due to each Bank shall commence to accrue on the date hereof and shall cease to accrue on the earlier of the RLC Maturity Date and the termination of the respective Commitment of Bank as provided herein.

          (b) All Fees shall be paid to each Bank on the dates due, in Dollars in immediately available funds to the Administrative Agent for distribution, if and or appropriate, among the Banks. Once paid, none of the Fees shall be refundable under any circumstances.

     SECTION 2.7 NOTES; REPAYMENT OF REVOLVING LOANS. The Revolving Loan made by each Bank shall be evidenced by a separate Note duly completed and executed on behalf of the Borrower, dated the date of said Bank's Commitment, in the form of Exhibit C hereto, and payable to the order of such Bank in a principal amount equal to said Bank's Commitment. Each Note shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in Section
2.8. Each Bank may (and is hereby authorized by the Borrower, at said Bank's discretion, to) endorse on a schedule attached to the Note held by such Bank (or on a continuation of such schedule attached to each such Note and made a part thereof), or otherwise to record in such Bank's internal records, an appropriate notation evidencing the date and amount of each Borrowing under the Revolving Loan of such Bank, each payment or prepayment of principal of any such Borrowing and the other information provided for on such schedule; PROVIDED, HOWEVER, that the failure of any Bank to make such a notation or any error therein shall not in any manner affect the obligation of the Borrower to repay each Borrowing under the Revolving Loans in accordance with the terms of the Notes.

     SECTION 2.8 INTEREST ON REVOLVING LOANS.

          (a) Subject to the provisions of Sections 2.9 and 2.11, each LIBOR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to, the LIBOR Rate for the Interest Period in effect for such LIBOR Borrowing plus the Applicable Margin. Interest on each LIBOR Borrowing shall be payable on each applicable Interest Payment Date. The LIBOR Rate for each Interest Period shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. The Administrative Agent shall promptly advise the Borrower and each Bank of such determination.

          (b) Subject to the provisions of Sections 2.9 and 2.11, each Base Rate Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days, as the case may be) at a rate per annum equal to the Base Rate plus the Applicable Margin. Interest on each Base Rate Borrowing shall be payable on each applicable Interest Payment Date. The Base Rate shall be determined by the Administrative Agent and such determination shall be conclusive absent manifest error. The Administrative Agent shall promptly advise the Borrower and each Bank of such determination.

     SECTION 2.9 DEFAULT INTEREST. If the Borrower shall default in the payment of the principal of or interest on any Revolving Loan or Swing Ling Loan or any other amount becoming due hereunder, whether by scheduled maturity, notice of prepayment, acceleration or otherwise, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to (but not including the date of actual payment (after as well as before judgment) at the Default Rate.

     SECTION 2.10 TERMINATION AND REDUCTION OF COMMITMENTS.

          (a) The RLC Commitment shall be automatically terminated on the RLC Maturity Date.

          (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, each such Commitment; PROVIDED, HOWEVER, that each partial reduction of the Maximum RLC Commitment shall be in an integral multiple of $100,000.00 and in a minimum principal amount of $1,000,000.00; and PROVIDED FURTHER, that the Borrower shall not be permitted to terminate or reduce the Maximum RLC Commitment if, as a result respectively, the aggregate principal amount of the Revolving Loans together with the Letter of Credit Balance outstanding hereunder would exceed such reduced amount of the Maximum RLC Commitment.

     SECTION 2.11 CONVERSION AND CONTINUATION OF BORROWINGS. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent not later than 9:00 a.m., California time, (i) on the day of conversion, to convert any LIBOR Borrowing into a Base Rate Borrowing, (ii) three Business Days prior to conversion or continuation, to convert any Base Rate Borrowing into a LIBOR Borrowing or to continue any LIBOR Borrowing as a LIBOR Borrowing for an additional Interest Period, and (iii) three Business Days prior to conversion, to convert the Interest Period with respect to any LIBOR Borrowing to another permissible Interest Period, subject in each case to the following:

          (a) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, the aggregate principal amount of such Borrowing converted or continued shall be an integral multiple of $100,000.00 and not less than $1,000,000.00;

          (b) each conversion shall be effected by the Banks by applying the proceeds of the new Borrowing resulting from such conversion to the Borrowing (or portion thereof) being converted; accrued interest on a Borrowing (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

          (c) any LIBOR Borrowing may be converted only at the end of the Interest Period applicable thereto;

          (d) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a LIBOR Borrowing;

          (e) any portion of a LIBOR Borrowing which cannot be continued as a LIBOR Borrowing by reason of clauses (c) and (d) above shall be automatically converted at the end of the Interest Period in effect for such Borrowing into a Base Rate Borrowing; and

          (f) each conversion or continuation shall be made pro rata among the Banks in accordance with the respective principal amounts of the converted or continued Borrowings.

          (g) Each notice pursuant to this Section shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a LIBOR Borrowing or a Base Rate Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a LIBOR Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a LIBOR Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the other Banks of any notice given pursuant to this Section and of each Bank's portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section to continue any LIBOR Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued as a Base Rate Borrowing.

     SECTION 2.12 PREPAYMENT.

          (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent, such notice to be three Business Days with respect to a LIBOR Borrowing and one Business Day with respect to a Base Rate Borrowing; provided, however, that each partial prepayment shall be in an amount which is an integral multiple of $100,000.00 and not less than $1,000,000.00.

          (b) On the date of any termination or reduction of the Maximum RLC Commitment pursuant to Section 2.10, the Borrower shall pay or prepay an amount of the Revolving Loan such that the sum of the aggregate principal amount of such Loan outstanding together with the Letter of Credit Balance will not exceed the respective Commitment after giving effect to such termination or reduction.

          (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing (or portion thereof) by the amount stated therein on the date stated therein. All prepayments under this Section shall be subject to Section 2.15 but otherwise without premium or penalty. All prepayments under this Section shall be accompanied by a payment of accrued interest on the amount being prepaid to the date of payment.

     SECTION 2.13 RESERVE REQUIREMENTS; CHANGE IN CIRCUMSTANCES.

          (a) If any Bank shall have determined that the adoption after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, special deposit, insurance or any change after the date hereof in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any Lending Office of such Bank) or any Bank's holding company with any request or directive promulgated after the date hereof regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or on the capital of such Bank's holding company, if any, as a consequence of this Agreement or the Revolving Loan made by such Bank to a level below that which such Bank or such Bank's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies and the policies of such Bank's holding company with respect to capital adequacy) by an amount deemed by such Bank in good faith to be material, then from time to time the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or such Bank's holding company for any such reduction suffered.

          (b) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation (either by way of changes in existing laws or regulations or the introductions of new laws or regulations) or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Bank of the principal of or interest on any LIBOR Borrowing made by such Bank, Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the net income of such Bank), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Bank, including without limitation any reserve requirement that may be applicable to "eurocurrency liabilities" under and as defined in Regulation D, or shall impose on such Bank or the London interbank market any other condition affecting this Agreement or any LIBOR Borrowing made by such Bank, and the result of any of the foregoing shall be to increase the cost to such Bank of making or maintaining any LIBOR Borrowing or to reduce the amount of any sum received or receivable by such Bank hereunder or under its Note (in respect of LIBOR Borrowing only), whether of principal, interest or otherwise, by an amount deemed by such Bank in good faith to be material, then, the Borrower will pay to such Bank upon demand such additional amount or amounts as will compensate such Bank for such additional costs incurred or reduction suffered.

          (c) A certificate of a Bank setting forth such amount or amounts as shall be necessary to compensate such Bank or its holding company as specified in paragraph (a) or (b) above, as the case may be, and setting forth in reasonable detail the manner in which such amount or amounts shall have been determined shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

          (d) Failure on the part of any Bank to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any period shall not constitute a waiver of said Bank's right to demand compensation with respect to such period or any other period. The protection of this Section shall be available to any Bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed, provided that if such Bank is compensated for such increased costs or reduction by any Governmental Authority or third party in the event such invalidity or inapplicability is finally determined, then such Bank shall return to Borrower the respective compensation paid by Borrower, up to the lesser of such amount as is received by such Bank or such amount as was paid by Borrower.

          (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive Termination, provided that Borrower shall have no further obligation to the Banks under this Section unless a certificate setting forth the amount of such obligation shall have been delivered by the Banks pursuant to paragraph (c) above within ninety (90) calendar days after the Termination Date.

          (f) Each Bank or the Administrative Agent on behalf of the Banks shall give notification to the Borrower of any event or prospective event which will give rise to the operation of paragraphs (a) or (b) of this Section, such notification to be sent within thirty (30) days of the date of the public promulgation of the effective date of any such law, rule, regulation, guidelines or change therein.

     SECTION 2.14 CHANGE IN LEGALITY.

          (a) Notwithstanding any other provision herein, if any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Bank to make or maintain any LIBOR Borrowing or to give effect to its obligations as contemplated hereby with respect to any LIBOR Borrowing, then by written notice to the Borrower setting forth in reasonable detail the relevant circumstances and the effect thereof, such Bank may:

               (i) declare that LIBOR Borrowings will not thereafter be made by such Bank hereunder, whereupon any request by the Borrower for a LIBOR
     Borrowing shall be deemed a request for a Base Rate Borrowing unless such declaration shall be subsequently withdrawn; and

               (ii) require that all outstanding LIBOR Borrowings made by it be converted to Base Rate Borrowings, in which event all such LIBOR Borrowings shall be automatically converted to Base Rate Borrowings as of the effective date of such notice as provided in paragraph (b) below.

In the event any Bank shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the LIBOR Borrowings that would have been made by such Bank or the converted LIBOR Borrowings of such Bank shall instead be applied to repay the Base Rate Borrowings made by such Bank in lieu of, or resulting from the conversion of, such LIBOR Borrowings.

          (b) For purposes of this Section, a notice to the Borrower by any Bank shall be effective as to each LIBOR Borrowing, if lawful, on the last day of the Interest Period currently applicable to such LIBOR Borrowing; in all other cases such notice shall be effective on the date of receipt by the Borrower.

          (c) Each Bank shall use its best efforts to give prompt notification to the Borrower of any event or prospective event which will give rise to the operation of paragraph (a) of this Section.

     SECTION 2.15 REDEPLOYMENT LOSS. The Borrower shall pay to each Bank on demand against any Redeployment Loss (defined below) arising as a consequence of any payment, prepayment (optional or mandatory) or conversion of a LIBOR Borrowing required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Interest Period applicable thereto, or failure to borrow, convert or extend a LIBOR Borrowing after giving notice. "Redeployment Loss" shall mean, in each circumstance, a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in such Interest Period matures, calculated as follows for each such month:

               (i) DETERMINE the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Interest Period applicable thereto.

               (ii) SUBTRACT from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Interest Period at the LIBOR Rate in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

               (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by the LIBOR Rate used in (ii) above.

The Borrower acknowledges that prepayment of such amount may result in the Banks incurring additional costs, expenses and/or liabilities, and that it is
difficult  to  ascertain  the  full  extent  of  such  costs,   expenses  and/or
liabilities. The Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of the Banks. If the Borrower fails to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at the Default Rate.

A certificate of any Bank setting forth in reasonable detail any amount or amounts which Bank is entitled to receive pursuant to this Section and setting forth in reasonable detail the manner in which such amounts shall have been determined shall be delivered to the Borrower and shall be conclusive absent manifest error. Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive Termination provided that Borrower shall have no further obligation to any Bank under this Section unless a certificate setting forth the amount of such obligation shall have been delivered by such Bank pursuant to the preceding sentence within ninety (90) calendar days after the Termination Date.

     SECTION 2.16 PRO RATA  TREATMENT.  Except as required under Section 2.14 or
Section 2.22, or permitted by Section 2.20, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Fees, each reduction of the Commitments and each refinancing of any Borrowing with a Borrowing of any Type, shall be allocated pro rata among the Banks in accordance with their respective Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). Each Bank agrees that in computing such Bank's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Bank's percentage of such Borrowing to the next higher or lower whole dollar amount.

     SECTION 2.17 SHARING OF SETOFFS. Each Bank agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Bank under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans as a result of which the unpaid principal portion of the Loans of such Bank shall be proportionately less than the unpaid principal portion of the Loans of any other Bank, it shall be deemed simultaneously to have purchased from such other Bank at face value, and shall promptly pay to such other Bank the purchase price for, a participation in the Loans of such other Bank, so that the aggregate unpaid principal amount of the Loans and participations in the Loans held by each Bank shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; PROVIDED, HOWEVER, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Bank holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Bank by reason thereof as fully as if such Bank had made a Loan directly to the Borrower in the amount of such participation.

     SECTION 2.18 PAYMENTS.

          (a) The Borrower shall make each payment (including without limitation principal of or interest on any Borrowing or any Fees or other amounts) hereunder and under any other Loan Document no later than 11:00 a.m., California time, on the date when due in Dollars to the Administrative Agent at its offices at 100 West Washington, Phoenix, Arizona, or at such other location as it may direct the Borrower in writing to use, in immediately available funds.

          (b) Whenever any payment (including without limitation principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

          (c) The Borrower authorizes the Administrative Agent to collect all principal and interest due under each Loan by charging Borrower's demand deposit account number 4159-518950 with the Administrative Agent, or any other demand deposit account maintained by Borrower with the Administrative Agent, for the full amount thereof. Should there be insufficient funds in any such demand deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by the Borrower.

     SECTION 2.19 TAXES.

          (a) All payments by the Borrower under this Agreement shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all such payments after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties, withholdings or other charges of whatsoever nature and all liabilities with respect thereto, other than any taxes on or measured by the gross or net income of a Bank pursuant to (i) the income and/or franchise tax laws of the jurisdictions in which such Bank is incorporated or organized or in which the principal office of such Bank or the branch that is a party to this Agreement of that Bank is located, and (ii) the income and/or franchise tax laws of the jurisdictions in which the Lending Office or the Eurodollar Lending Office of that Bank are then located (all such nonexcluded taxes, levies, imposts, duties, withholdings and liabilities being hereinafter referred to as "Taxes"), shall not be less than the amounts otherwise specified to be paid by the Borrower to or for the account of the Administrative Agent or Bank (or any transferee or assignee (each, a "Transferee")) under this Agreement. Upon request of the Borrower in writing, each Bank shall designate a different Lending Office or Eurodollar Lending Office, as the case may be, if such designation will avoid the imposition of Taxes and if such designation will not, in the sole judgment of such Bank, be otherwise disadvantageous to such Bank. With respect to each deduction or withholding for or on account of any Taxes of the Administrative Agent or any Bank (or Transferee), Borrower shall promptly (and in any event not later than 45 days thereafter) furnish to such Administrative Agent or Bank (or Transferee) a receipt evidencing payment thereof.

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Stamp Taxes"). Each Bank that is organized outside the United States represents and warrants that as of the Closing Date, it is not aware of any Stamp Tax imposed by the jurisdiction in which it is incorporated that applies to this Agreement or any payment made to such Bank hereunder.

          (c) The Borrower will indemnify each Bank (or Transferee) and the Administrative Agent for the full amount of Taxes and Stamp Taxes (including without limitation any Taxes or Stamp Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Bank (or Transferee) or the Administrative Agent, as the case may be, and any liability (including without limitation penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Stamp Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date any Bank (or Transferee) or the Administrative Agent, as the case may be, makes written demand therefor. If a Bank, as the result of any Tax with respect to which the Borrower is required to make a payment pursuant to this Section shall realize a tax credit or refund in its country or other jurisdiction of incorporation or organization or in the jurisdiction in which its principal office or Lending Office or Eurodollar Lending Office is then located, which tax credit or refund would not have been realized but for the Borrower's payment of such Tax, such Bank shall pay to the Borrower an amount equal to such tax credit or refund (to the extent of amounts that have been paid by the Borrower under this Section with respect to such credit or refund) net of all out-of-pocket expenses of such Bank; PROVIDED that the Borrower, upon the request of the Bank, agrees to return such credit or refund (plus penalties, interest or other charges) to such Bank in the event such Bank is required to repay such credit or refund to the relevant taxing authority. Any amount required to be calculated pursuant to this Section shall be calculated in good faith by the Bank (or Transferee) or the Administrative Agent, and such calculation shall be conclusive and binding upon the parties hereto.

          (d) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive Termination, provided that Borrower shall have no further obligation to the Banks under this Section unless a certificate setting forth the amount of such obligation shall have been delivered by the Banks to the Borrower within ninety
(90) calendar days after the Termination Date.

          (e) Each Bank (or Transferee) that is organized outside the United States (i) on or before the date it becomes a party to this Agreement and (ii) with respect to each Lending Office or Eurodollar Lending Office located outside the United States of such Bank (or Transferee), on or before the date such office or branch becomes a Lending Office or Eurodollar Lending Office, shall deliver to the Borrower and the Administrative Agent such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, properly completed and duly executed by such Bank (or Transferee) establishing that payments received hereunder are (i) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Bank (or Transferee) of a trade or business in the United States or (ii) totally exempt from United States Federal withholding tax under a provision of an applicable tax treaty. In addition, each such Bank (or Transferee) shall, if legally able to do so, thereafter deliver such certificates, documents or other evidence from time to time establishing that payments received hereunder are not subject to such withholding upon receipt of a written request therefor from the Borrower or the Administrative Agent. Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under the Notes are not subject to United States Federal withholding tax, the Borrower or the Administrative Agent shall withhold such taxes from such payments at the applicable statutory rate.

          (f) The Borrower shall not be required to pay any additional amounts to any Bank (or Transferee) or the Administrative Agent in respect to United States Federal withholding tax pursuant to paragraph (a) above if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank (or Transferee) or the Administrative Agent to deliver the certificates, documents or other evidence specified in the preceding paragraph (e) unless such failure is attributable to (i) a change in applicable law, regulation or official interpretation thereof or (ii) an amendment or modification to or a revocation of any applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case on or after the date such Bank (or Transferee) or the Administrative Agent becomes a party to this Agreement (or, if applicable, on or after the date a Lending Office or Eurodollar Lending Office of such Bank (or Transferee) or Administrative Agent became a Lending Office or Eurodollar Lending Office hereunder).

          (g) Nothing contained in this Section shall require any Bank (or Transferee) or the Administrative Agent to make available any of its tax returns (or any other information relating to its taxes) which it deems to be confidential.

          (h) Each Bank or the Administrative Agent on behalf of the Banks shall give notification to the Borrower of any event or prospective event which will give rise to the operation of paragraphs (a), (b) or (c) of this Section, such notification to be sent within thirty (30) days of the date of the public promulgation of the effective date of any such Taxes or Stamp Taxes.

     SECTION 2.20 TERMINATION OR ASSIGNMENT OF COMMITMENTS UNDER CERTAIN CIRCUMSTANCES.

          (a) If any Bank (or Transferee) or the Administrative Agent claims any additional amounts payable pursuant to Section 2.13 or Section 2.19 or exercises its rights under Section 2.14, it shall (consistent with legal and regulatory restrictions) (i) promptly notify the Borrower (through the Administrative Agent) of the circumstances giving rise to such additional amounts or the exercise of such rights and (ii) file any certificate or document requested by the Borrower or change the jurisdiction of its applicable Lending Office or take any other action if the making of such a filing or change or the taking of such action would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue or avoid the circumstances giving rise to such exercise and would not, in the sole determination of such Bank (or Transferee), be otherwise disadvantageous to such Bank (or Transferee).

          (b) In the event that any Bank shall have delivered a notice or certificate pursuant to Section 2.13 or 2.14, or the Borrower shall be required to make additional payments to any Bank under Section 2.19, the Borrower shall have the right, at its option and own expense, upon notice to such Bank and the Administrative Agent, (i) in the case of Sections 2.13, 2.14 or 2.19 only, to terminate the Commitment of such Bank or (ii) in all cases described in this paragraph, to require such Bank to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.4) all its interests, rights and obligations under this Agreement to another financial institution reasonably acceptable to the Administrative Agent which shall assume such obligations; PROVIDED that (i) no such termination or assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the Borrower or the assignee, as the case may be, shall pay to the affected Bank in immediately available funds on the date of such termination or assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder, including without limitation amounts payable and owed to it pursuant to Sections 2.13, 2.14 and 2.19.

          (c) Each Bank represents and warrants to the Borrower that as of the date hereof it is not aware of any claims available to it under Section 2.13,
2.14 or 2.19 or any circumstances which it has determined will enable it to make any such claims.

     SECTION 2.21 SECURITY INTEREST.

          (a) At all times prior to Termination, Borrower shall cause the Loans and Borrower's obligations under this Agreement to be secured by a valid and effective security agreement (the "Security Agreement"), duly executed and delivered by or on behalf of Borrower, granting the Administrative Agent on behalf of the Bank a valid and enforceable security interest in all of the kinds and categories of personal property described in the Security Agreement, including without limitation its accounts receivable and other rights to payment, general intangibles, inventory and equipment, wherever located, in, to, or under which Borrower now has or hereafter acquires any right, title, or interest, whether present, future, or contingent, and in Borrower's expectancy to acquire such property, subject to no prior Liens except for Permitted Liens.

          (b) All of the documents required by this Section shall be in form satisfactory to the Administrative Agent and its counsel, and, together with any UCC financing statements for filing and/or recording, and any other items required by the Administrative Agent to fully perfect and effectuate the liens and security interests of the Administrative Agent contemplated by the Security Agreement and this Agreement, may heretofore or hereinafter be referred to as the "Security Documents."

     SECTION 2.22 SWING LINE LOANS.

          (a) In lieu of making Revolving Loans, the Swing Line Lender may, in its sole discretion, on the terms and subject to the conditions of this Agreement, make available to the Borrower upon its request, from time to time until the RLC Maturity Date, Swing Line Loans. Subject to the provisions of
Section 2.1 hereof, the aggregate outstanding principal amount of all Swing Line Loans (the "Swing Line Balance") will not exceed the lesser of (i) $5,000,000.00 (the "Swing Line Commitment") or (ii) together with the RLC Balance and the Letter of Credit Balance, the Maximum RLC Commitment. Until the RLC Maturity Date, the Borrower may from time to time borrow, repay and reborrow under this
Section 2.22. Each Swing Line Loan will be made either (i) upon telephonic notice from the Borrower to the Swing Line Lender on the date of receipt of such telephonic notice if such day is a Business Day and if such notice is received before 1:00 p.m. California time, or if received after 1:00 p.m. California time, such Swing Line Loan shall be made on the next Business Day, or (ii) via an automated sweep under the Swing Line Lender's automated four-way sweep product. Unless otherwise provided pursuant to Section 2.9, each Swing Line Loan will bear interest at the Base Rate. The Borrower will repay the aggregate outstanding principal amount of the Swing Line Loan upon demand by the

Administrative Agent or via an automated sweep under the Swing Line Lender's automated four-way sweep product. Each Swing Line Loan will be made at the San Francisco Office of the Swing Line Lender by depositing the amount thereof in United States Dollars to the general account of the Borrower with the Administrative Agent. In connection with each such Swing Line Loan, the Borrower will furnish to the Administrative Agent a Borrowing Notice. (b) The Swing Line Commitment will be evidenced by a single promissory note, in the principal amount of $5,000,000.00, dated of even date herewith, substantially in the form attached hereto as Exhibit "C-1" (the "Swing Line Note"). Borrower shall execute the Swing Line Note and deliver the same to the Administrative Agent on behalf of the Swing Line Lender. The Swing Line Note will represent the obligation of Borrower to pay the amount of the aggregate unpaid principal amount of all Swing Line Loans made to the Borrower together with interest thereon as provided herein. The entire unpaid balance of the Swing Line Loans shall be immediately due and payable in full in immediately available funds on the RLC Maturity Date if not sooner paid in full.

          (c) The Swing Line Lender, at any time and from time to time in its sole and absolute discretion will, on behalf of the Borrower (and the Borrower hereby irrevocably authorizes the Swing Line Lender to so act on its behalf), request each Bank (including the Swing Line Lender) to make a Revolving Loan to the Borrower (which shall be a Base Rate Loan) in an amount equal to such Bank's pro rata share of the Total Commitment of the aggregate principal amount of the Borrower's Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given. Unless an Event of Default under Article VII(e) or
(f) exists and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Loan are then satisfied, each Bank will disburse directly to the Administrative Agent its pro rata share of the Revolving Loan prior to 9:00 a.m. California time, in immediately available funds on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Loans shall be immediately paid to the Swing Line Lender and applied to repay the Refunded Swing Line Loans of the Borrower, as requested by the Swing Line Lender.

          (d) If, prior to refunding a Swing Line Loan with a Revolving Loan pursuant to Section 2.22(c), an Event of Default under Article VII(e) or (f) exists, then each Bank shall, on the date such Revolving Loan was to have been made for the benefit of the Borrower, purchase from the Swing Line Lender an undivided participation interest in the Swing Line Loan. Upon request, each Bank shall promptly transfer to the Swing Line Lender, in immediately available funds, the amount of its participation.

                                   ARTICLE IIA
                                LETTERS OF CREDIT

     SECTION 2A.1 LETTERS OF CREDIT.

          (a) Provided that the Borrower has satisfied the conditions precedent contained in Section 2A.1(b) hereof, the Issuing Bank agrees, from time to time, to issue and/or renew Letters of Credit on behalf of the Borrower so long as (i) upon such issuance or renewal, an issuance fee is paid by Borrower to the Issuing Bank in an amount equal to ninety basis points (0.9%) per annum (computed on the basis of the actual number of days elapsed in a year of 360 days) of the amount of each Letter of Credit, (ii) the Letter of Credit Balance, after giving effect to such Letter of Credit, will not exceed the Letter of Credit Commitment, and (iii) the outstanding aggregate principal amount of all Borrowings made by all Banks pursuant to their Revolving Loan, together with the Swing Line Balance and the Letter of Credit Balance, after giving effect to such Letter of Credit, will not exceed the Maximum RLC Commitment.

          (b) The obligation of the Issuing Bank to issue and/or renew any Letters of Credit on behalf of the Borrower shall be subject to the following conditions precedent on the date of issuance or renewal of each such Letter of
Credit:

               (i) The Borrower shall execute and deliver to the Issuing Bank an application for letter of credit, specifying the amount of the requested letter of credit, the requested term thereof, which term may not exceed one year, and the beneficiary thereof; and

               (ii) No Event of Default shall exist and no event or condition shall exist that after notice or lapse of time, or both would constitute an Event of Default.

     SECTION 2A.2 NOTICE. The Issuing Bank shall give the Administrative Agent, which shall in turn give to each Bank, prompt written or telecopy advice of any notice received from the Borrower pursuant to this paragraph.

     SECTION 2A.3 LETTER OF CREDIT PARTICIPATIONS.

          (a) By the issuance of a Letter of Credit and without any further action on the part of the Issuing Bank or the Banks in respect thereof, the Issuing Bank hereby grants to each Bank, and each Bank hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Bank's RLC Commitment percentage, based upon the RLC Commitments in effect at the time of any drawing thereunder (or, if the RLC Commitments shall have been terminated pursuant to Article VII, the RLC Commitments in effect immediately prior to such termination), of the face amount of such Letter of Credit, effective upon the issuance of such Letter of Credit; PROVIDED, HOWEVER, that no Bank shall be required to acquire participations in Letters of Credit that would result in its pro rata percentage, based upon its RLC Commitment, of the Letter of Credit Balance exceeding its RLC Commitment. In consideration and in furtherance of the foregoing, each Bank hereby absolutely and unconditionally agrees to pay to the

Administrative  Agent,  for the account of the Issuing Bank, in accordance  with
Section 2A.4 below, such Bank's pro rata percentage of each unreimbursed Letter of Credit Disbursement made by the Issuing Bank.

          (b) Each Bank acknowledges and agrees that its acquisition of participations pursuant to paragraph (a) above in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation the occurrence and continuance of any Event of Default hereunder, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever; PROVIDED that nothing herein shall constitute a waiver of any rights a Bank may have by reason of the gross negligence or willful misconduct of the Issuing Bank.

     SECTION 2A.4 DISBURSEMENT AND REIMBURSEMENT.

          (a) Promptly after it shall have ascertained that any draft and any accompanying documents presented under a Letter of Credit appear to be in conformity with the terms and conditions of such Letter of Credit, the Issuing Bank shall give written or telecopy notice to the Borrower and the Administrative Agent of the receipt and amount of such draft and the date on which payment thereon will be made. If the Administrative Agent shall not have received from the Borrower the payment required pursuant to paragraph (b) below by 10:00 a.m., Arizona time, one Business Day after the date on which payment of a draft presented under any Letter of Credit has been made, the Administrative Agent shall promptly so notify the Issuing Bank and each Bank, specifying in the notice to each Bank such Bank's pro rata percentage, based upon the RLC Commitments, of such Letter of Credit Disbursement. Each Bank shall pay to the Administrative Agent, not later than 1:00 p.m., Arizona time, on such date, such Bank's percentage of such Letter of Credit Disbursement, which the Administrative Agent shall promptly pay to the Issuing Bank. The Administrative Agent will promptly remit to each Bank such Bank's percentage of any amounts subsequently received by the Administrative Agent from the Borrower in respect of such Letter of Credit Disbursement; PROVIDED that (i) amounts so received for the account of any Bank prior to payment by such Bank of amounts required to be paid by it hereunder in respect of any Letter of Credit Disbursement and (ii) amounts representing interest on any Letter of Credit Disbursement for the period prior to the payment by such Bank of such amounts shall in each case be remitted to the Issuing Bank.

          (b) If the Issuing Bank shall pay any draft presented under a Letter of Credit, the Borrower shall pay to the Issuing Bank or to the administrative Agent for the account of the Issuing Bank or, if the Administrative Agent shall have received the payments provided in paragraph (a) above with respect to such drawing, for the accounts of the Banks, an amount equal to the amount of such draft before 10:00 a.m., Arizona time, on the Business Day immediately following the date of payment of such draft, together with interest on such amount at a rate per annum equal to the interest rate in effect for Base Rate Borrowings from (and including) the date of payment of such draft to (but excluding) the date of such payment by the Borrower. The obligation of the Borrower to pay the amounts referred to above in this paragraph (b) shall be absolute, unconditional and irrevocable and shall be satisfied strictly in accordance with their terms irrespective of:

               (i) any lack of validity or enforceability of any Letter of Credit;

               (ii) the existence of any claim, setoff, defense or other right which the Borrower or any other Person may at any time have against the beneficiary under any Letter of Credit, the Administrative Agent, any Issuing Bank or any Bank (other than the defense of payment in accordance with the terms of this Agreement or a defense based on the gross negligence or willful misconduct of the Issuing Bank) or any other Person in connection with this Agreement or any other transaction;

               (iii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect; PROVIDED that payment by the Issuing Bank under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or willful misconduct;

               (iv) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document which does not comply in any immaterial respect with the terms of such Letter of Credit; PROVIDED that such payment shall not have constituted gross negligence or willful misconduct; or

               (v) any other circumstance or event whatsoever, whether or not similar to any of the foregoing; PROVIDED that such other circumstance or event shall not have been the result of gross negligence or willful misconduct of the Issuing Bank.

          It is  understood  that in making any payment under a Letter of Credit
(1) the Issuing Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including without limitation, reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be forged, fraudulent or invalid in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and (2) any noncompliance in any immaterial respect of the documents presented under a Letter of Credit with the terms thereof shall, in either case, not be deemed willful misconduct or gross negligence of the Issuing Bank.

     SECTION 2A.5 EXISTING LETTERS OF CREDIT. On and after the Closing Date, the Existing Letters of Credit shall be deemed for all purposes to be Letters of Credit outstanding under this Agreement and entitled to the benefits of this Agreement and the other Loan Documents, and shall be governed by the applications and agreements pertaining thereto and by this Agreement; PROVIDED, HOWEVER, that, notwithstanding any other provision of this Agreement, no fees with respect to the issuance of the Existing Letters of Credit shall be due hereunder.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     The Company and each Co-Borrower, to the extent applicable, hereby represents and warrants to the Administrative Agent and the Banks as follows:

     SECTION 3.1 ORGANIZATION; CORPORATE POWERS; ETC. (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) the Borrower has the corporate power and authority to own its property and assets and to carry on its business as now conducted and is qualified to do business in every jurisdiction where such qualification is required except where the failure to so qualify would not result in a material adverse effect on the business, assets, operations or condition (financial or otherwise) of the Borrower; and (c) the Borrower has the corporate power to execute, deliver and perform this Agreement and the other Loan Documents and to borrow hereunder.

     SECTION 3.2 AUTHORIZATION; ETC. The execution, delivery and performance by the Borrower of this Agreement, the Borrowings hereunder, and the issuance, execution and delivery of the Notes: (a) have been duly authorized by all requisite corporate action; (b) will not violate (i) any provision of law, any order of any court, or any rule, regulation or order of any other agency of government, (ii) the Articles of Incorporation or By-laws of the Borrower or
(iii) any provision of any material indenture, agreement or other instrument to which the Borrower is a party, or by which the Borrower or any of its properties or assets are or may be bound; (c) will not be in conflict with, result in a breach of or constitute (alone, with notice, with lapse of time, or with any combination of these factors) a default under any indenture, agreement or other instrument referred to in (b)(iii) above; and (d) will not result in the creation or imposition of any Lien upon any property or assets of the Borrower that is not a Permitted Lien. Except for filings which may be required under the 1934 Act, no registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Agreement, the execution and delivery of the Notes or the Borrowings hereunder.

     SECTION 3.3 ENFORCEABILITY. This Agreement constitutes, and each other Loan Document when duly executed and delivered by the Borrower will constitute, the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights from time to time in effect and to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity).

     SECTION 3.4 FINANCIAL CONDITION AND INFORMATION.

          (a) The Borrower has heretofore furnished to the Banks copies of (i) the consolidated balance sheets of the Borrower as of December 31, 2000, and the related consolidated statements of income and shareholder's equity of the Borrower for the year ended December 31, 2000, including without limitation the related notes, audited by and including the opinion the independent public accountants of the Borrower, and (ii) the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 of the Borrower. Such financial statements fairly state the consolidated financial condition of the Borrower as of the respective dates thereof and the consolidated results of the operations and changes in financial position of the Borrower for the periods covered thereby. All such financial statements, including related schedules and notes thereto, have been prepared in accordance with GAAP.

          (b) Borrower (both before and after giving effect to the transactions contemplated hereby) is solvent, has assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, and has, and will have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     SECTION 3.5 NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in the business, operations, assets or condition (financial or otherwise) of the Borrower and its Significant Subsidiaries, taken as a whole (except as disclosed in the financial statements referred to in Section 3.4).

     SECTION 3.6 LITIGATION. There are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any property or rights of the Borrower which would be reasonably likely in the aggregate to (i) materially impair the ability of the Borrower to perform its obligations under this Agreement or the Notes or materially impair the ability of the Borrower to carry on business substantially as now being conducted or (ii) result in any material adverse change in the business, assets, operations, or condition (financial or otherwise) of the Borrower.

     SECTION 3.7 FEDERAL RESERVE REGULATIONS.

          (a) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

          (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X.

     SECTION 3.8 INVESTMENT COMPANY ACT. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 3.9 PUBLIC UTILITY HOLDING COMPANY ACT. The Borrower is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 3.10 TAX RETURNS. As of the filing date of the Borrower's Form 10-K, Form 10-Q or Form 8-K most recently filed with the SEC, the Borrower has duly filed or caused to be filed all federal, state and local tax returns which are required to have been filed and has paid or caused to be paid all material taxes required to be paid by it, except taxes the validity of which is being contested in good faith by appropriate proceedings and with respect to which the Borrower has set aside on its books such reserves as are required by GAAP.

     SECTION 3.11 ERISA. As of the filing date of the Borrower's Form 10-K, Form 10-Q or Form 8-K most recently filed with the SEC, the Borrower had no material undisclosed ERISA Liabilities under any Plans.

     SECTION 3.12 TITLE TO PROPERTIES: POSSESSION. The Borrower has good and indefeasible title to, or valid leasehold interests in, all its material properties and assets, subject only to encumbrances, adverse claims and defects in title which do not involve any risk of loss that is material to the Borrower and the Subsidiaries taken as a whole. All such assets and properties are free and clear of all Liens other than those permitted by Section 6.1. The Borrower has all licenses and rights necessary to enable it to use all material technology used by it in its operations.

     SECTION 3.13 USE OF PROCEEDS. The Borrower will use the proceeds of any borrowing hereunder solely for the purposes set forth in the Recitals to this Agreement.

     SECTION 3.14 ENVIRONMENTAL MATTERS. Except as disclosed by the Borrower to the Banks in writing prior to the date hereof, the Borrower and each Subsidiary is in compliance in all material respects with all applicable federal or state environmental, hazardous waste, health and safety statutes, and any rules or regulations adopted pursuant thereto, which govern or affect any of the Borrower's operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Resource Conservation and Recovery Act of 1976, and the Federal Toxic Substances Control Act, as any of the same may be amended, modified or supplemented from time to time. None of the operations of the Borrower or any Subsidiary is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Neither Borrower nor any Subsidiary has material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment.

     SECTION 3.15 SUBSIDIARIES. All Subsidiaries are correctly identified on Schedule "3.15" hereto.

     SECTION 3.16 NO SUBORDINATION. There is no agreement, indenture, contract or instrument to which the Borrower is a party or by which the Borrower may be bound that requires the subordination in right of payment of any of the Borrower's obligations subject to this Agreement to any other obligation of the Borrower.

     SECTION 3.17 PERMITS, FRANCHISES. The Borrower possesses, and will hereafter possess, all permits, consents, approvals, franchises and licenses required and rights to all trademarks, trade names, patents, and fictitious names, if any, necessary to enable it to conduct the business in which it is now engaged in compliance with applicable law.

     SECTION 3.18 OTHER OBLIGATIONS. Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

                                   ARTICLE IV
                           CONDITIONS TO CREDIT EVENTS

     The obligations of the Banks to make each and every Loan and of the Swing Line Lender to make the initial Swing Line Loan, and to make each and every advance of the proceeds thereof (each of the foregoing events being called a "Credit Event") are subject to the prior or contemporaneous satisfaction of the following conditions:

     SECTION 4.1 CREDIT EVENTS. On the date of each Credit Event, including the date of each reborrowing of a Borrowing as contemplated by Section 2.5:

          (a) The Administrative Agent shall have received in respect of such advance or reborrowing a Borrowing Notice as required by Section 2.3.

          (b) The representations and warranties set forth in Article III hereof shall have been true and correct in all material respects both (i) on the date hereof and (ii) as of such date, except to the extent such representations and warranties expressly relate and are limited to a different date.

          (c) At the time of and immediately after such advance or reborrowing no Event of Default or Potential Default shall have occurred and be continuing or shall exist.

Each advance or refinancing hereunder shall be deemed to constitute a representation and warranty by the Borrower on the date of such Credit Event as to the satisfaction of the conditions specified in paragraphs (b) and (c) of this Section 4.1.

     SECTION 4.2 FIRST CREDIT EVENT. On the Closing Date:

          (a) Each Bank and the Swing Line Lender shall have received duly executed copies of this Agreement, the Security Documents and all other Loan Documents.

          (b) Each Bank shall have received a duly executed Note complying with the provisions of Section 2.7 and the Swing Line Lender shall have received a duly executed Swing Line Note complying with the provisions of Section 2.22(b).

          (c) The  Administrative  Agent shall have received as to each Borrower
(i) a copy of its Certificate or Articles of Incorporation, including all amendments thereto, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate from such Secretary of State as of a recent date, as to its good standing; (ii) a certificate of its Secretary or Assistant Secretary dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of its By-Laws as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in the next clause of this sentence, (B) that attached thereto is a true and complete copy of resolutions duly adopted by its Board of Directors, authorizing the execution, delivery and performance of the Loan Documents and the Credit Events hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that its Certificate or Articles of Incorporation have not been amended since the date of the last amendment thereto shown on its certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on its behalf; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above.

          (d) The Administrative Agent shall have received a certificate, dated the Closing Date and signed on behalf of the Borrower by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.1.

          (e) The Administrative Agent shall have received a favorable written opinion of legal counsel to the Borrower, dated the Closing Date and addressed to the Administrative Agent and the Banks, to the effect set forth in Exhibit "E" hereto.

          (f) The Administrative Agent shall have received all amounts due and payable hereunder or under the other Loan Documents on or prior to the Closing Date.

          (g) The Administrative Agent shall have received payment of all expenses owed to the Banks pursuant to Section 9.5(a).

          (h) All legal matters incident to this Agreement and the first Credit Event hereunder shall be reasonably satisfactory to the Banks and to the legal counsel for the Administrative Agent.

          (i) The Administrative Agent shall have received evidence satisfactory to it that the 1999 Agreement has been or will be terminated and all loans and other amounts and letters of credit outstanding thereunder have been or will be paid in full or assumed hereunder, on or prior to the Closing Date.

          (j) The Administrative Agent shall have received landlord lien waivers as to each location where Collateral is located in premises leased to the Borrower.

          (k) The Administrative  Agent shall have entered into on behalf of the
Banks  an   Intercreditor   Agreement  with  Wells  Fargo  as  to  the  existing
Indebtedness described in Schedule 6.2.

          (l) The Administrative Agent shall have received such additional documents as the Banks and the Administrative Agent may reasonably require.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

     The Company and each Co-Borrower, to the extent applicable, covenants and agrees that, at all times prior to Termination, unless the Required Banks shall otherwise consent in writing, it will:

     SECTION 5.1 CORPORATE EXISTENCE. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, licenses, permits and franchises material to the conduct of its business and that of its Subsidiaries; comply in all material respects with all applicable laws, rules, regulations, and orders (except that force majeure events will excuse noncompliance so long as noncompliance would not materially impair the creditworthiness of the Borrower) whether now in effect or hereafter enacted where the failure to so comply would be reasonably likely to have a material adverse effect on the business, assets, operations or condition (financial or otherwise) of the Borrower or that of its Subsidiaries; and, at all times maintain and preserve all material property required for the conduct of its business and that of its Subsidiaries as presently or hereafter conducted.

     SECTION 5.2 INSURANCE. Maintain adequate insurance by financially sound and reputable insurers of all properties of a character usually insured by companies engaged in the same or a similar business operating on a similar economic scale as the Borrower and its Subsidiaries against loss or damage resulting from fire, flood, property damage, workers compensation, or other risks insured against by extended coverage and of the kind customarily insured against by such companies, and maintain in full force and effect public liability insurance against claims for personal injury, death or property damage occurring upon, in, about or in connection with the use of any properties occupied or controlled by it and its Subsidiaries in such amounts as shall be customary among companies engaged in the same or similar businesses and similarly situated and maintain such other insurance as may be required by law with deductibles not in excess of $500,000.00 per occurrence for personal injury and property damage liability, cargo liability and collision and comprehensive, and not in excess of $250,000.00 per occurrence for worker's compensation.

     SECTION 5.3 TAXES AND OTHER LIABILITIES. Pay and discharge promptly any taxes, assessments and governmental charges or levies imposed upon the Borrower or any of its Subsidiaries or upon their income or profits or in respect of the Collateral or any material property (real or personal) of the Borrower or as any of its Subsidiaries, before the same shall become delinquent; PROVIDED, HOWEVER, that neither the Borrower nor any of the Subsidiaries shall be required to pay and discharge or to cause to be paid and discharged any such obligation, tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower or such Subsidiary, as appropriate, shall set aside on its books such reserves as are required by GAAP with respect thereto.

     SECTION 5.4 FINANCIAL STATEMENTS; REPORTS, ETC. Cause to be furnished to the Administrative Agent (as Information subject to the applicable requirements of Section 9.17 herein, if any):

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
          (a) (i) within 120 days after the end of each fiscal year, consolidated and consolidating, (A) a balance sheet, (B) a statement of income and (C) a statement of cash flow, each showing the financial condition of the Borrower and its Subsidiaries as of the close of such fiscal year and the results of operations during such fiscal year, all the foregoing financial statements to be prepared in accordance with GAAP, audited by an accounting firm of nationally recognized standing with an unqualified opinion from such firm, and (ii) promptly when filed by the Borrower with the SEC, Borrower's Form 10-K for such fiscal year;

          (b) within 60 days after the end of each fiscal quarter of each fiscal year of the Borrower or, if earlier, when filed by the Borrower with the SEC, Borrower's Form 10-Q for such fiscal quarter together with consolidating (if applicable and if requested by the Administrative Agent) and fully consolidated company-prepared financial statements including, without limitation, consolidating (if applicable and if requested by the Administrative Agent) and fully consolidated balance sheets as of the end of that fiscal quarter, and consolidating (if applicable and if requested by the Administrative Agent) and fully consolidated statements of income for the fiscal quarter, prepared in accordance with GAAP by the Borrower;

          (c) concurrently  with each delivery of the statements  referred to in
(a) and (b) above, the Quarterly Certificate certifying that to the best of its, his or her knowledge no Event of Default or Potential Default has occurred, or, if such an Event of Default or Potential Default has occurred, specifying the nature and extent thereof and accompanied by a statement of a Financial Officer of the Borrower specifying any corrective action taken or proposed to be taken with respect thereto, and setting forth in reasonable detail in the form of Exhibit "F" the calculation of financial measures and ratios required to demonstrate compliance with the covenants, conditions and agreements contained in Section 5.11 hereof, all determined as of the end of the period covered by said statements;

          (d) within 10 days of their being filed, in addition to those delivered by Borrower to the Administrative Agent pursuant to (a) and (b) above, copies of all reports (other than preliminary proxy statements) filed by the Borrower with the SEC (or any Governmental Authority succeeding to any or all of the functions of the SEC) under the requirements of the 1934 Act, or any successor statute; and

          (e) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower and its Subsidiaries as the Administrative Agent may reasonably request.

     SECTION 5.5 LITIGATION AND OTHER NOTICES. Give the Administrative Agent prompt (but in no event more than five (5) days after the occurrence of each such event or matter) written or telecopy notice in reasonable detail of the following:

          (a) the occurrence of any Event of Default, or any condition, event or act which with the giving of notice or the passage of time or both would constitute an Event of Default;

          (b) any change in the name or the organizational structure of Borrower;

          (c) the occurrence and nature of any Reportable Event or Prohibited Transaction, each as defined in ERISA, or any funding deficiency with respect to any Plan;

          (d) any termination or cancellation of any insurance policy which Borrower is required to maintain, or any uninsured or partially uninsured loss through liability or property damage, or through fire, theft or any other cause affecting Borrower's property; or

          (e) the filing or commencement of any action, suit or formal proceeding at law or in equity or by or before any court or hearing officer of any Governmental Authority involving amounts in excess of $5,000,000.00, or any other event or condition, which has resulted in, or which is reasonably likely to result in, a material adverse change in the business, operations or condition (financial or otherwise) of the Borrower and the Subsidiaries taken as a whole and which has not been reported in the Borrower's most recent SEC filings on Form 10-K, 10-Q or 8-K.

     SECTION 5.6 MAINTAINING RECORDS: ACCESS TO PREMISES AND RECORDS. Maintain all financial records in accordance with GAAP, and upon reasonable notice permit representatives of the Administrative Agent and each Bank to have access to such financial records and the premises of the Borrower at reasonable times and to make such excerpts from such records as such representatives may deem necessary, provided that each person obtaining information shall hold all confidential information obtained in accordance with the restrictions set forth in Section 9.17.

     SECTION 5.7 USE OF PROCEEDS. Use the proceeds of the Loans solely for the purposes set forth in Recitals hereto.

     SECTION 5.8 PUNCTUAL PAYMENTS. Punctually pay all principal, interest, fees or other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein.

     SECTION 5.9 COMPLIANCE. Preserve and maintain all licenses, permits, governmental approvals, rights, privileges and franchises necessary for the conduct of its business; and comply with the provisions of all documents pursuant to which the Borrower is organized and/or which govern the Borrower's continued existence and with the requirements of all laws, rules, regulations and orders of any governmental authority applicable to Borrower and/or its business.

     SECTION 5.10 FACILITIES. Keep all properties useful or necessary to Borrower's and that its Subsidiaries business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that such properties shall be fully and efficiently preserved and maintained.

     SECTION 5.11 FINANCIAL COVENANTS. Maintain Company's financial condition as follows using GAAP, calculated on a consolidated basis (except to the extent modified by the definitions herein) (the "Financial Covenants"):

          (a) Its Tangible Net Worth of not less than $95,000,000.00 plus 50% of positive net income and not reduced for any net losses, measured quarterly commencing March 31, 2001, with "Tangible Net Worth" defined as total stockholders' equity less its intangible assets, plus its Subordinated Debt.

          (b) Its EBITDA Coverage Ratio of not less than 3.00 to 1.0 as of each fiscal quarter end, determined on a rolling four-quarter basis, with "EBITDA" defined as net profit before tax plus interest expense (net of capitalized interest expense), depreciation expense and amortization expense, and with "EBITDA Coverage Ratio" defined as EBITDA divided by the aggregate of total interest expense plus the prior period current maturity of long-term debt and the prior period current maturity of subordinated debt plus dividends and distributions.

          (c) Its Funded Debt to EBITDA  ratio of not at any time  greater  than
1.50 to 1.0, on a trailing four-quarter basis, as of each fiscal quarter end, with "Funded Debt to EBITDA Ratio" defined as Funded Debt divided by EBITDA, and with "Funded Debt" defined as the aggregate of both the long-term and current portions (without duplication) of all indebtedness or liabilities resulting from borrowings, loans or advances and capitalized lease obligations, plus the stated amounts of any issued and outstanding Letters of Credit, and with "EBITDA" as defined and calculated above.

          (d) Its net income after tax determined at the end of each fiscal year of not less than $1.00 for such fiscal year and its pre-tax profit as of each fiscal quarter at the end of such fiscal quarter of not less than $1.00.

          (e) Its Minimum Asset Coverage of not less than 120.0% at all times, where "Minimum Asset Coverage" is defined as (i) the sum of its cash, net accounts receivable, real estate book value (which may consist of no more than $25,000,000.00) and rolling stock (such as trucks and trailers) at net book value which are free and clear of any and all Liens (except those of the Administrative Agent for the benefit of the Banks, those of the Banks individually and those pursuant to Capital Leases), (ii) divided by the sum of its accounts payable (as so described on its consolidated financial statements) and its total outstanding Indebtedness, including without limitation the Total Commitment and other funded and unfunded but committed Indebtedness.

     SECTION 5.12 NEW SUBSIDIARIES; CO-BORROWER. Borrower shall promptly and diligently take all actions necessary to cause any existing Significant Subsidiary not a Co-Borrower and that subsequently undertakes to conduct any business or operations, and any new Significant Subsidiary (each a "New
Subsidiary") to become a Co-Borrower and a "Debtor" under the Security Documents. Within thirty (30) days of being acquired, or in the case of an existing Significant Subsidiary within thirty (30) days of undertaking to conduct any business or operations (the "Grace Period"), such New Subsidiary shall deliver to the Banks an executed Assumption Agreement in the form attached hereto as Exhibit "G", a Security Agreement in the form attached hereto as Exhibit "H", a UCC-1 Financing Statement and such other documents as the Banks may reasonably request. The term "Co-Borrower" shall mean that such Significant Subsidiary shall be jointly liable, and each severally and unconditionally liable, for the full payment and satisfaction of the Loans and all other obligations of Borrower under this Agreement. The term "Debtor" shall have the meaning set forth in the Security Agreement.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

     The Company and each Co-Borrower, to the extent applicable, covenants and agrees that, at all times prior to Termination, IT WILL NOT, and WILL NOT PERMIT ANY SUBSIDIARY to:

     SECTION 6.1 LIENS. Incur, create, assume or permit to exist any Liens on any of Borrower's property or assets or that of any Subsidiary, including without limitation, "accounts" and "inventory" (each as defined in the Arizona Uniform Commercial Code) and unencumbered fixed assets (including without limitation tractors, trailers and real estate) or such property or assets of any Subsidiary, whether such property or assets are now owned or hereafter acquired by Borrower, or by a Subsidiary, or on any income or rights in respect of any thereof, to secure any Indebtedness; PROVIDED that the foregoing shall not apply to Liens on the property or assets of Borrower or any Subsidiary:

               (i) existing on the date hereof and described in Schedule "6.1" and any refinancing thereof;

               (ii) in favor of the Administrative Agent for the benefit of the Banks under the Security Documents; or

               (iii) that secures the Indebtedness permitted pursuant to Section 6.2.

     SECTION 6.2 INDEBTEDNESS. Become or remain obligated either directly or as a guarantor or surety for any Indebtedness for borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, or for any Indebtedness incurred in connection with the acquisition of any property, real or personal, tangible or intangible including, but not limited to, lease purchase agreements or sale leasebacks, except:

          (a) Indebtedness to the Banks hereunder;

          (b) Unsecured trade, utility or accounts payable arising in the ordinary course of its business;

          (c) The Indebtedness disclosed on Schedule 6.2 attached hereto and any other Indebtedness disclosed in the most recent financial statements of Borrower submitted to the Banks on or prior to the date of this Agreement; and

          (d)  Capital  purchases  not  to  exceed   $50,000,000.00,   including
operating leases, capital leases and debt.

     SECTION 6.3 MERGER, CONSOLIDATION, TRANSFER OF ASSETS. Merge into or consolidate with any other entity without the written consent of the Banks; make any substantial change in the nature of Borrower's business as conducted as of the date hereof; acquire all or substantially all of the assets of any other entity without the written consent of the Banks; nor sell, lease, transfer or otherwise dispose of all or a substantial or material portion of Borrower's assets except in the ordinary course of its business, nor transfer all or a substantial or material portion of its assets to its Subsidiaries.

     SECTION 6.4 ACCOUNTING CHANGE. Change the times of commencement or termination of its fiscal year or other accounting periods; or change its methods of accounting other than to conform to GAAP so as to constitute sound accounting practice.

     SECTION 6.5 GUARANTEE. Except with respect to Indebtedness permitted pursuant to Section 6.2 hereof, guarantee, directly or indirectly, or otherwise become contingently liable or obligated for, any indebtedness or obligations of any other person or entity (except for the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) or pledge or hypothecate any assets of Borrower or security for, any liabilities or obligations of any other person or entity.

     SECTION 6.6 ERISA LIABILITIES. Create or suffer to exist ERISA Liabilities in an aggregate amount for all Plans in excess of $1,000,000.00.

     SECTION 6.7 CAPITAL EXPENDITURES. Make, or permit any Subsidiary or Affiliate, to make any purchase or acquisition of any fixed or capital assets, if the aggregate amount of all such purchases or acquisitions shall exceed the sum permitted pursuant to Section 6.2(d) in any calendar year. The foregoing restrictions shall not apply to the Borrower's purchase of tractors or trailers in the Borrower's normal course of business.

     SECTION 6.8 LOANS, ADVANCES, INVESTMENTS. Make any loans or advances to or investments in any person or entity, except any of the foregoing existing as of, and disclosed to the Banks prior to, the date hereof.

     SECTION  6.9  DIVIDEND,  DISTRIBUTIONS.  Declare  or pay  any  dividend  or distribution in excess of fifty percent (50%) of Borrower's net income in any fiscal year either in cash, stock or any other property on Borrower's stock now or hereafter outstanding, nor redeem, retire, repurchase in excess of
$15,000,000.00 in any 12 month period effective as of the date of this Agreement, or otherwise acquire any shares of any class of Borrower's stock now or hereafter outstanding.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

     In case of the happening of any of the following events (herein called "Events of Default"):

          (a) default shall be made in the payment of any principal or interest on any Loan or any Fee, indemnification amount or any other amount due from the Borrower under the Loan Documents whether at the due date thereof or by acceleration thereof or otherwise, when and as the same shall become due and payable;

          (b) any representation or warranty made or deemed made by the Borrower in connection with the Loan Documents or in any report, certificate or other instrument furnished by the Borrower pursuant to the Loan Documents or with the Borrowings hereunder shall prove to have been incorrect, false or misleading in any material respect when made or delivered or when deemed made in accordance with the terms hereof;

          (c) any default in the performance of or compliance with any obligation, agreement or other provision contained herein or in any other Loan Document (other than those referred to in subsections (a) and (b) above), and except with respect to any such default as to a Financial Covenant or which by its nature can not be cured; such default shall continue for a period of twenty
(20) days from its occurrence;

          (d) the Borrower or any Subsidiary shall fail to make when due any payment (of whatever amount) on Indebtedness (whether due by scheduled maturity, required prepayment, acceleration, demand or otherwise), including without limitation any Indebtedness owed to any Bank and any obligations incurred by the Borrower or any Subsidiary to any Bank or Affiliate thereof pursuant to any agreement with respect to any interest rate swap or similar transaction; and such failure shall continue after the applicable notice and grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any failure by the Borrower to perform any covenant or agreement on its part to be performed under any agreement or instrument evidencing or security relating to any Indebtedness shall result after the applicable notice and grace period in the acceleration of the maturity of a portion of such Indebtedness;

          (e) the Borrower shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency or similar law, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such corporation or for a substantial part of its property,
(iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due, or (vii) take corporate action for the purpose of effecting any of the foregoing;

          (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or of a substantial part of the property under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Borrower or for a substantial part of its property, or (iii) the winding-up or liquidation of the Borrower, and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (g) either of (A) the occurrence of any one or more Reportable Events or (B) a failure to make a "required payment" under the provisions of Section 412(n)(1) of the Code shall have occurred with respect to any Plan or Plans and the occurrence of either (A) or (B) above shall have resulted in any of (1) liability of the Borrower to the PBGC or to one or more Plans in an aggregate amount exceeding $1,000,000.00, (2) the termination of the respective Plan or Plans by the PBGC, (3) the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (4) for the imposition of a Lien in favor of such Plan or Plans;

          (h) any material provision of the Loan Documents ceases to be valid and binding on or enforceable against the Borrower;

          (i) there shall have occurred a Change in Control;

          (j) the liquidation, termination or dissolution of Borrower or any of its directors, stockholders or members shall take action seeking to effect the dissolution or liquidation of Borrower;

          (k) the occurrence of any adverse change in the financial condition of Borrower, that the Banks, in their reasonable discretion, deems material, or if the Banks in good faith shall believe that the prospect of payment or performance of the Loans is impaired or is likely to be substantially impaired; or

          (l) the filing of a notice of judgment lien against Borrower; or the recording of any abstract of judgment against Borrower in any county in which Borrower has an interest in real property; or the service of a notice of levy and/or of a writ of attachment or execution, or other like process, against the assets of Borrower; or the entry of a judgment against Borrower, in each case for an amount in excess of $250,000.00 and subject to the right of Borrower to contest such action pursuant to Section 5.3 hereof;

then, and in any such event, and at any time thereafter during the continuance of such event, the Administrative Agent, shall, at the sole option of the Required Banks and if so directed by the Required Banks, by written or telecopy notice to the Borrower, take either or both of the following actions at the same or different times:

               (i) terminate forthwith any or all Commitments of the Banks, including without limitation terminate any obligation of the Banks to make any further advances under the RLC Facility.

               (ii) declare any or all of the Loans to be forthwith due and payable, whereupon the principal of such Loans, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under the Notes, shall become forthwith due and payable together with interest thereon as provided in Section 2.9, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any Note to the contrary notwithstanding;

               (iii) exercise any or all of its rights under the Security Documents and/or available to it pursuant to applicable law; and

               (iv) require that the Borrower deposit cash with the Administrative Agent in an amount equal to the Letter of Credit Balance as Collateral (under its sole dominion and contract) for the repayment of drawings under outstanding Letters of Credit;

PROVIDED, HOWEVER, that in the case of an Event of Default specified in paragraph (e) or (f) above involving the Borrower, without notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall automatically terminate and all Loans together with all such interest, Fees and other amounts, shall become immediately due and payable, all without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any Note to the contrary notwithstanding.

                                  ARTICLE VIII
                            THE ADMINISTRATIVE AGENT

     SECTION 8.1 APPOINTMENT. In order to expedite the transactions contemplated by this Agreement, Wells Fargo Bank, National Association is hereby appointed to act as Administrative Agent on behalf of the Banks. Each of the Banks, and each subsequent holder of any Note by its acceptance thereof, hereby irrevocably authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are specifically delegated to the Administrative Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Banks, without hereby limiting any implied authority, (a) to receive on behalf of the Banks all payments of principal of and interest on the Loans and all other amounts due to the Banks hereunder, and promptly to distribute to each Bank its proper share of each payment so received; (b) to give notice on behalf of each of the Banks to the Borrower of any Default or Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Bank copies of all notices, financial statements and other materials delivered by the Borrower pursuant to this Agreement as received by the Administrative Agent.

     SECTION 8.2 LIABILITY. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or willful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Administrative Agent shall not be responsible to the Banks or the holders of the Notes for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement, the Notes or any other Loan Documents or other instruments or agreements. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof until it shall have received from the payee of such Note notice, given as provided herein, of the transfer thereof. The Administrative Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Banks or if required by the provisions of this Agreement by all the Banks, as applicable, and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Banks and each subsequent holder of any Note. The Administrative Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure of or delay in performance or breach by any Bank of any of its obligations hereunder or to any Bank on account of the failure of or delay in performance or breach by any other Bank or the Borrower of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. The Administrative Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

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
     SECTION 8.3 ACTION BY ADMINISTRATIVE AGENT. The Banks hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Banks.

     SECTION 8.4 RESIGNATION. The Administrative Agent may not, without the consent of the Borrower, resign at any time. Upon receiving such consent, and subject to giving 30 days' prior written notice to the Banks, the Administrative Agent may resign as Administrative Agent hereunder. Upon any such resignation, the Required Banks, with the consent of the Borrower (which consent shall not be unreasonably withheld), shall have the right to appoint from the Banks a successor. If no successor shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the Administrative Agent gives notice of its resignation, then the Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent which shall be a bank with an office in Phoenix, Arizona, having a combined capital and surplus of at least $50,000,000.00 or an Affiliate of any such bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and such retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.5 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Administrative Agent.

     SECTION 8.5 AGENT AS BANK. With respect to the Loans made by it hereunder and the Notes issued to it, the Administrative Agent in its individual capacity and not as an Administrative Agent shall have the same rights and powers as any other Bank and may exercise the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent.

     SECTION 8.6 DETERMINATIONS. Each Bank recognizes that applicable laws, rules, regulations or guidelines of Governmental Authorities may require the Administrative Agent to determine whether the transactions contemplated hereby should be classified as "highly leveraged" or assigned any similar or successor classification, and that such determination may be binding upon the other Banks. Each Bank understands that any such determination shall be made solely by the Administrative Agent based upon such factors (which may include, without limitation, the Administrative Agent's internal policies and prevailing market practices) as the Administrative Agent shall deem relevant and agrees that the Administrative Agent shall have no liability for the consequences of any such determination.

     SECTION 8.7 INDEMNIFICATION. Each Bank agrees (i) to reimburse the Administrative Agent, on demand, in the amount of its pro rata share (based on its Commitment hereunder) of any expenses incurred for the benefit of the Banks by the Administrative Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Banks, which shall not have been reimbursed by the Borrower and (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Administrative Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrower; PROVIDED that no Person shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent or any of its directors, officers, employees or agents.

     SECTION 8.8 INDEPENDENT CREDIT ANALYSIS. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.1 NOTICES. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

          (a) if to the Borrower, to it at 5601 West Buckeye Road, Phoenix, Arizona 85043, Attention: Chief Financial Officer;

          (b) if to the Administrative Agent, to it at 100 West Washington, Phoenix, Arizona 85003, Attention: Arizona RCBO;

          (c) if to a Bank, to it at its address (or telecopy number) set forth in Schedule 2.1 or in the Assignment and Acceptance pursuant to which such Bank shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or other telegraphic communications equipment of the sender, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section.

     SECTION 9.2 SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Banks and shall survive the making by the Banks of the Loans, and the execution and delivery to the Banks of the Notes evidencing such Loans, regardless of any investigation made by the Banks or on their behalf, and shall continue in full force and effect until Termination has occurred.

     SECTION 9.3 BINDING EFFECT; BENEFICIARIES.

          (a) This  Agreement  shall  become  effective  when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each Bank, and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Bank and their respective successors and assigns.

          (b) This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other of the Loan Documents to which it is not a party.

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
          (c) Time is of the essence of each and every provision of this Agreement and each other of the Loan Documents.

     SECTION 9.4 SUCCESSORS AND ASSIGNS.

          (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the Administrative Agent or the Banks that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          (b) Each Bank at its own expense may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment, and the Loans at the time owing to it and the Notes held by it); PROVIDED, HOWEVER, that (i) except in the case of an assignment to a Bank or an Affiliate of any Bank, the Administrative Agent and, so long as there is no Event of Default outstanding, the Borrower must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (iii) except in the case of an assignment to a Bank or an Affiliate of any Bank, the amount of the Commitment of the assigning Bank subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000.00 or such lesser amount if such amount is the entire Commitment of the assigning Bank, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with the Note or Notes subject to such assignment and, except in the case of an assignment to a Bank or an Affiliate of any Bank, a processing and recordation fee of $3,500.00 (which fee shall not in any way be the responsibility of the Borrower), (v) the assignee, if it shall not be a Bank, shall deliver to the Administrative Agent an Administrative Details Reply Form and (vi) any increased costs by reason of any such assignment will not be borne by the Borrower. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.4, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have all the rights and obligations of a Bank under this Agreement and (B) the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto (but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 9.5, as well as to any Fees accrued for its account hereunder and not yet paid)).

          (c) By executing and delivering an Assignment and Acceptance, the assigning Bank thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Bank warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment and the outstanding balances of its Loans, without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

          (d) The Administrative Agent shall maintain at one of its offices in Phoenix, Arizona, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitment of, and principal amount of the Loans owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Bank and an assignee together with the Note or Notes subject to such assignment, an Administrative Details Reply Form completed in respect of the assignee (unless the assignee shall already be a Bank hereunder), the processing and recordation fee referred to in paragraph (b) above and, if required, the written consent of the Borrower and the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower and the Banks. Within five Business Days after receipt of notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such assigning Bank in a principal amount equal to the applicable Commitment retained by it. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes; such new Notes shall be dated the date of the surrendered Notes which they replace and shall otherwise be in substantially the form of Exhibit C. Canceled Notes shall be returned to the Borrower.

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
          (f) Each Bank may without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it and the Notes held by it); PROVIDED, HOWEVER, that (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.13, 2.15 and 2.19 to the same extent as if they were Banks (however no participating bank or entity shall be entitled to claim a greater amount than could have been claimed by the Bank from whom the participation was acquired) and (iv) the Borrower, the Administrative Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and such Bank shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement. No entity acquiring a participation pursuant to this paragraph (f) shall by virtue of such participation have any direct voting rights under this Agreement.

          (g) Any Bank or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.4, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Bank by or on behalf of the Borrower; PROVIDED that, prior to any such disclosure of such information, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree to preserve the confidentiality of such information on terms no less restrictive than those applicable to Banks pursuant to Section 9.17.

          (h) Any Bank may at any time assign all or any portion of its rights under this Agreement and the Notes issued to it to a Federal Reserve Bank; PROVIDED that no such assignment shall release a Bank from any of its obligations hereunder.

          (i) The Borrower shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Banks.

     SECTION 9.5 EXPENSES; INDEMNITY.

          (a) The Borrower agrees to pay all out-of-pocket expenses reasonably incurred by the Administrative Agent in connection with the preparation of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or reasonably incurred by the Administrative Agent in connection with the enforcement or protection of the rights of the Banks in connection with this Agreement and the other Loan Documents or in connection with the Loans made or the Notes issued hereunder, including without limitation the reasonable fees, charges and disbursements of the counsel for the Administrative Agent, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of counsel for the Administrative Agent. The Borrower further agrees that it shall indemnify the Administrative Agent and any Bank from and hold them harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any of the other Loan Documents.

          (b) The Borrower agrees to indemnify the Administrative Agent, each Bank and each of their respective affiliates, directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including without limitation reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the transactions contemplated thereby, (ii) the use of the proceeds of the Loans pursuant to the request of the Borrower or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

          (c) The provisions of this Section shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent and any Bank. All amounts due under this Section shall be payable on written demand therefor.

     SECTION 9.6 RIGHT OF SETOFF. Subject to the provisions of Section 2.17, if an Event of Default shall have occurred and be continuing and any Bank shall have requested the Administrative Agent to declare the Loans immediately due and payable pursuant to Article VII, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and any other Loan Documents held by such Bank, irrespective of whether or not such Bank shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured; PROVIDED that such right of setoff shall not apply to amounts which may be held in (i) trust accounts or (ii) asset management accounts, including without limitation brokerage accounts, cash management accounts or other money management or investment accounts of a non-depository nature with any Bank. The rights of each Bank under this Section are in addition to other rights and remedies (including other rights of setoff) which such Bank may have.

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
     SECTION 9.7 APPLICABLE LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA APPLICABLE TO CONTRACTS MADE AND TO BE ENFORCED ENTIRELY WITHIN THAT STATE.

     SECTION 9.8 WAIVERS; AMENDMENT.

          (a) No failure or delay of a party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by a party therefrom shall in any event be effective unless the same shall be permitted by Paragraph (b) of this Section and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on a party in any case shall entitle that party to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Banks; PROVIDED, HOWEVER, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each holder of a Note affected thereby, (ii) change or extend the Commitment or decrease the Commitment Fees of any Bank without the prior written consent of such Bank, or (iii) amend or modify the provisions of Sections 2.13, 2.14, 2.16, 2.19, 2.21, 5.11, 9.5 or 9.6, the provisions of this Section or the definition of "Required Banks", without the prior written consent of each Bank; PROVIDED FURTHER that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent. Each Bank and each holder of a Note shall be bound by any waiver, amendment or modification authorized by this Section regardless of whether its Note shall have been marked to make reference thereto, and any consent by any Bank or holder of a Note pursuant to this Section shall bind any Person subsequently acquiring a Note from it, whether or not such Note shall have been so marked.

     SECTION 9.9 INTEREST RATE LIMITATION. Notwithstanding anything herein or in the Notes to the contrary, if at any time the applicable interest rate, together with all fees and charges which are treated as interest under applicable law (collectively, the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Bank, shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by such Bank in accordance with applicable law, the rate of interest payable under the Notes held by such Bank, together with all Charges payable to such Bank, shall be limited to the Maximum Rate. Borrower hereby agrees to the payment of interest with respect to the Loans and Borrowings under the Loans at the respective applicable rates determined pursuant to this Agreement, in each

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
case as increased by any rate of interest resulting from any charges in the nature of interest paid or payable in connection with the Loans, the Notes and/or this Agreement.

     SECTION 9.10 ENTIRE AGREEMENT. This Agreement and the other Loan Documents constitute the entire contract between the parties relating to the subject matter hereof. Any previous agreement among any of the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

     SECTION 9.11 SEVERABILITY. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 9.12 COUNTERPARTS AND SIGNATURE PAGES. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement. All parties hereto authorize the Administrative Agent to gather and attach manually executed counterpart signature pages to counterpart copies of this Agreement in order to constitute one or more counterparts bearing evidence of manual execution by all parties.

     SECTION 9.13 HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 9.14 ARBITRATION.

          (a) ARBITRATION. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise arising out of or relating to in any way (i) the loan and related Loan Documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit.

          (b) GOVERNING RULES. Any arbitration proceeding will (i) proceed in a location in Phoenix, Arizona selected by the American Arbitration Association ("AAA"); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. ss.91 or any similar applicable state law.

          (c) NO WAIVER OF PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. The arbitration requirement does not limit the right of any party to (i) foreclose against personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

          (d) ARBITRATOR QUALIFICATIONS AND POWERS. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators selected according to the Rules; PROVIDED, HOWEVER, that all three arbitrators must actively participate in all hearings and deliberations. Each arbitrator will be a neutral attorney licensed in the State of Arizona or a neutral retired judge of the state or federal judiciary of Arizona, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of Arizona and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Arizona Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

          (e) DISCOVERY. In any arbitration proceeding discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date and within 180 days of the filing of the dispute with the AAA. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

          (f) CLASS PROCEEDINGS AND CONSOLIDATIONS. The resolution of any dispute arising pursuant to the terms of this Agreement shall be determined by a separate arbitration proceeding and such dispute shall not be consolidated with other disputes or included in any class proceeding.

          (g) PAYMENT OF ARBITRATION COSTS AND FEES. The arbitrator shall award all costs and expenses of the arbitration proceeding.

          (h) MISCELLANEOUS. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

     SECTION 9.15 JURISDICTION; CONSENT TO SERVICE OF PROCESS.

          (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of Arizona State court or Federal court of the United States of America sitting in Phoenix, Arizona, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Arizona State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Bank may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or its properties in the courts of any jurisdiction.

          (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any Arizona State or Federal court sitting in Phoenix, Arizona. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 9.16 WAIVER OF JURY TRIAL. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Loan Documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Loan Documents, as applicable, by (among other things) the mutual waivers and certifications in this Section.

     SECTION 9.17 NON-DEBTOR BORROWER PROVISIONS.

          (a) All advances of principal hereunder shall be made to the Company subject to and in accordance with the terms hereof. It is not necessary for the Banks to inquire into the powers of Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf. Each Co-Borrower is and shall continue to be fully informed as to all aspects of the business affairs of the Company that it deems relevant to the risks it is assuming and hereby waives and fully discharges the Banks from any and all obligations to communicate to the Co-Borrower any facts of any nature whatsoever regarding the Company and the Company's business affairs.

          (b) Each Co-Borrower authorizes the Banks, without notice or demand, without affecting the obligations of the Co-Borrower hereunder or the personal liability of any person for payment or performance of the obligations hereunder and without affecting the lien or the priority of the Security Documents, from time to time, at the request of any person primarily obligated therefor, to renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of, all or any part of the obligations hereunder, including increase or decrease any rate of interest thereon. Each Co-Borrower waives and agrees not to assert: (i) any right to require the Banks to proceed against the Company; (ii) the benefits of any statutory provision limiting the liability of a surety, including without limitation the benefit of Section 12-1641, ET SEQ., of the Arizona Revised Statutes; and (iii) any defense arising by reason of any disability or other defense of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company. The Co-Borrower shall have no right of subrogation and hereby waives any right to enforce any remedy which the Banks now have, or may hereafter have, against the Company.

     SECTION 9.18 CONFIDENTIALITY. Each Bank agrees to keep confidential (and to cause its officers, directors, employees, agents and representatives to keep confidential) the Information (as defined below), except that any Bank shall be permitted to disclose Information (i) to such of its officers, directors, employees, agents and representatives (including outside counsel) as need to know such Information; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any bank regulatory authority (provided that such Bank shall, except for Information requested by any such bank regulatory authority, promptly notify Borrower (to the extent practicable and lawful, notice shall be given to the Borrower before such disclosure is made so as to permit Borrower to seek a protective order) of the circumstances and content of each such disclosure and shall request confidential treatment of any Information so disclosed); (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement, (B) becomes available to such Bank on a non-confidential basis from a source other than the Borrower or its Affiliates or (C) was available to such Bank on a non-confidential basis prior to its disclosure to such Bank by the Borrower or its Affiliates; or (iv) to the extent the Borrower shall have consented to such disclosure in writing. As used in this
Section 9.18, as to any Bank, "Information" shall mean any financial statements, materials, documents and other information that the Borrower or any of its Affiliates may have furnished or may hereafter furnish to such Bank in connection with this Agreement or any other materials prepared by any such person from any of the foregoing.

     IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Banks have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        KNIGHT TRANSPORTATION, INC., an Arizona
                                        corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------


                                        QUAD-K LEASING, INC., an Arizona
                                        corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                                      "Borrower"


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                         "Administrative Agent and Issuing Bank"

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                                          "Bank"


                                        THE NORTHERN TRUST COMPANY, an Illinois
                                        banking corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                                          "Bank"

                                   EXHIBIT "A"

                        FORM OF ASSIGNMENT AND ACCEPTANCE


                              ______________, 20___


     Reference is made to the Credit Agreement dated as of April 6, 2001 (the "Credit Agreement"), among KNIGHT TRANSPORTATION, INC., an Arizona corporation, and its Significant Subsidiaries (collectively, the "Borrower"), the lenders named therein (the "Banks"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent") and as Swing Line Lender, and THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as a Bank. Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Effective Date and the Loans owing to the Assignor which are outstanding on the Effective Date, together with unpaid interest accrued on the assigned Loans to the Effective Date and the amount, if any, set forth on the reverse hereof of the Fees accrued to the Effective Date for the account of the Assignor. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.4(c) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) the Notes evidencing the Loans included in the Assigned Interest, (ii) the appropriate forms specified in Section 2.19(e) of the Credit Agreement, duly completed and executed by such Assignee, (iii) if the Assignee is not already a Bank under the Credit Agreement, an Administrative Details Reply Form in the form of Exhibit "D" to the Credit Agreement and (iv) a processing fee of $2,500.00.

     3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Arizona.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notice:

Effective Date of Assignment
(may not be fewer than 5 Business
Days after the Date of Assignment):

                                            Percentage Assigned of Facility/
                                            Commitment (set forth, to at least
                                            8 decimals, as a percentage of the
                                            Facility and the aggregate
Facility        Principal Amount Assigned   Commitments of all Banks thereunder)


Commitment      $________________           ______________%
Assigned:

Loans:

Fees Assigned
(if any):

The terms set forth above and on the
reverse side hereof are hereby agreed to: Accepted


__________________, as Assignor         ________________________________________


By __________________________           By _____________________________________

   Its ______________________              Its _________________________________


________________, as Assignor           ________________________________________


By __________________________           By _____________________________________

   Its_______________________              Its _________________________________

                                   EXHIBIT "B"

                            FORM OF BORROWING NOTICE


WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent for the Banks
100 West Washington
Phoenix, Arizona  85003

Attention: Arizona RCBO                                      Date:______________
                                                             Time:______________

Dear Sir:

     The undersigned, KNIGHT TRANSPORTATION, INC., an Arizona corporation (together with its Significant Subsidiaries, "Borrower"), refers to the Credit Agreement dated as of April 6, 2001 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among Borrower, the Banks named therein, WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent for the Banks and as Swing Line Lender, and THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as a Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice that it requests a Borrowing pursuant to Section 2.3 of the Credit Agreement and sets forth below the terms of such requested Borrowing:

     A.   Type of Borrowing(1)                         ____________________

     B.   Advance date of Borrowing                    ____________________

     C.   Principal Amount of Borrowing(2)             ____________________

     D.   LIBOR Borrowing Interest
          Period and last day thereof(3)               ____________________


----------
(1)  LIBOR Borrowing or Base Rate Borrowing or Swing Line Loan.
(2) Each LIBOR Borrowing under the RLC Facility shall be a principal amount which is an integral multiple of $100,000.00 and not less than $1,000,000.00.
(3) Which shall be subject to the definition of "Interest Period" and end not later than the RLC Maturity Date.

     E.   Reborrowing Election (Identity
          of Borrowing to be reborrowed)(4)
               Date                                    ____________________
               Type                                    ____________________
               Amount                                  ____________________
               Last Interest Period                    ____________________
               Included in the Swap Amount (or not)    ____________________

     Upon acceptance of the Borrowing to be made by the Banks in response to this request, Borrower shall be deemed to have represented and warranted to the Banks that, as of the date of such Credit Event, the conditions specified in
Section 4.1 of the Credit Agreement are satisfied.

                                        Sincerely,

                                        KNIGHT TRANSPORTATION, INC., an Arizona
                                        corporation


                                        By
                                           -------------------------------------
                                           Its
                                               ---------------------------------
                                               An officer of Borrower duly
                                               authorized to request Borrowings
                                               under the Credit Agreement

----------
(4) Identity shall include the date and amount of Borrowing, the Type and, with respect to LIBOR Borrowings, the date of the last Interest Period and whether to be included in the Swap Amount.

                                   EXHIBIT "C"

                              REVOLVING CREDIT NOTE
                                 (RLC Facility)


$_____________                                                     April 6, 2001
                                                                Phoenix, Arizona


     FOR VALUE RECEIVED, the undersigned (hereinafter collectively called "Maker"), hereby promises to pay to the order of ____________________________________________ (the "Bank"), at the office of
WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Administrative Agent"), at 100 West Washington, Phoenix, Arizona 85003 (Attention: Arizona RCBO) in Dollars in immediately available funds, the principal sum of _________________ __________________________________ AND ____/100 DOLLARS ($_________________) or
the aggregate unpaid principal amount of all Borrowings of the Revolving Loans (as such terms and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) made by the Bank pursuant to the Credit Agreement, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates of interest per annum and at the times specified in the Credit Agreement.

     Principal hereof shall be payable in the amounts and at the times set forth in the Credit Agreement.

     Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker, or any benefit received or to be received by the Bank, in connection with this Note.

     This Note is one of the revolving credit notes referred to in Section 2.7 of the Credit Agreement dated as of April 6, 2001 by and among Maker, the Banks named therein, the Administrative Agent and as Swing Line Lender and The Northern Trust Company, an Illinois banking corporation, as a Bank (as the same may be amended, modified or restated from time to time, the "Credit Agreement"). All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and Bank or any transferee of this Note (sequentially, the "Holder") is entitled to the benefits of and remedies provided in the Credit Agreement and any other agreements by and between Maker and Bank. Reference is made to the Credit Agreement for provisions regarding the maturity, payment, prepayment and acceleration of the indebtedness evidenced hereby.

     After maturity, including maturity upon acceleration, all unpaid amounts of this Note shall bear interest at the Default Rate. Maker agrees to pay all collection expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Note in which the Holder is the prevailing party. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by the Holder.

     Failure of the Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise same in the event of any subsequent default, or in the event of continuance of any existing default after demand for strict performance hereof.

     This Note is entitled to the benefit of the Credit Agreement and the other Loan Documents.

     This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of the payee hereof, and any subsequent transferees of this Note, and their successors and assigns.

     This Note shall be governed by and construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF, Maker has caused this Note to be executed by its duly authorized corporate agent as of the day and year first above written.


                                        KNIGHT TRANSPORTATION, INC., an Arizona
                                        corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        QUAD-K LEASING, INC., an Arizona
                                        corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                         "MAKER"

                                  EXHIBIT "C-1"

                                 SWING LINE NOTE


$5,000,000.00                                                      April 6, 2001
                                                                Phoenix, Arizona


     FOR VALUE RECEIVED, the undersigned (hereinafter collectively called "Maker"), hereby promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Swing Line Lender"), at its office at 100 West Washington, Phoenix, Arizona 85003 (Attention: Arizona RCBO) in Dollars in immediately available funds, the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) or the aggregate unpaid principal amount of all Swing Line Loans (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) made by the Swing Line Lender pursuant to the Credit Agreement, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates of interest per annum and at the times specified in the Credit Agreement.

     Principal hereof shall be payable in the amounts and at the times set forth in the Credit Agreement.

     Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker, or any benefit received or to be received by the Swing Line Lender, in connection with this Swing Line Note.

     This Swing Line Note is that  revolving  credit note referred to in Section
2.22 of the Credit Agreement dated as of April 6, 2001 by and among Maker, the Banks named therein, the Swing Line Lender, Wells Fargo Bank, National
Association, as the Administrative Agent for the Banks (the "Administrative Agent"), and The Northern Trust Company, an Illinois banking corporation, as a Bank (as the same may be amended, modified or restated from time to time, the "Credit Agreement"). All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Swing Line Note by reference in the same manner and with the same effect as if set forth herein at length and Swing Line Lender or any transferee of this Swing Line Note (sequentially, the "Holder") is entitled to the benefits of and remedies provided in the Credit Agreement and any other agreements by and between Maker and Swing Line Lender. Reference is made to the Credit Agreement for provisions regarding the maturity, payment, prepayment and acceleration of the indebtedness evidenced hereby.

     After maturity, including maturity upon acceleration, all unpaid amounts of this Swing Line Note shall bear interest at the Default Rate. Maker agrees to pay all collection expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Swing Line Note in which the Holder is the prevailing party. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by the Holder.

     Failure of the Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise same in the event of any subsequent default, or in the event of continuance of any existing default after demand for strict performance hereof.

     This Swing Line Note is entitled to the benefit of the Credit Agreement and the other Loan Documents.

     This Swing Line Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of the payee hereof, and any subsequent transferees of this Swing Line Note, and their successors and assigns.

     This Swing Line Note shall be governed by and construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF, Maker has caused this Swing Line Note to be executed by its duly authorized corporate agent as of the day and year first above written.


                                        KNIGHT TRANSPORTATION, INC., an Arizona
                                        corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        QUAD-K LEASING, INC., an Arizona
                                        corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                         "MAKER"

                                   EXHIBIT "D"

                        ADMINISTRATIVE DETAILS REPLY FORM


Re:  Facility for Knight Transportation, Inc., and its Significant Subsidiaries


1.   NAME OF ENTITY FOR SIGNATURE PAGE: ________________________________________

2.   NAME OF ENTITY AS IT SHOULD
     APPEAR IN ANY PUBLICITY: __________________________________________________
                              (if different than above)

3.   NAME OF PERSON TO RECEIVE DRAFT
     LOAN AGREEMENT AT BANK: ___________________________________________________

4.   NAME OF PERSON TO SIGN
     LOAN AGREEMENT:

5.   CONTACTS:        CREDIT CONTACT     OPERATIONS CONTACT     LEGAL COUNSEL
                    ------------------   ------------------   ------------------

     Name:          __________________   __________________   __________________

     Title:         __________________   __________________   __________________

     Address:       __________________   __________________   __________________

                    __________________   __________________   __________________

                    __________________   __________________   __________________

     Telephone:     __________________   __________________   __________________

     Facsimile #:   __________________   __________________   __________________

     Telex #:       __________________   __________________   __________________

     Answerback:    __________________   __________________   __________________

6.   PAYMENT INSTRUCTIONS:

     Method of Payment: Fedwire _________________   Chips ______________________

     Pay to:            ________________________________________________________

     Name of Bank:      ________________________________________________________

     City, State, Zip:  ________________________________________________________

     ABA Number:        _______________________   Reference: ___________________

     Account Number:    _______________________   Account Name: ________________

     Attention:         ________________________________________________________

                                   EXHIBIT "E"

                            MATTERS TO BE COVERED BY
                          THE LEGAL OPINION OF COUNSEL


     1.  ____________________________________  (the "Borrower") is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Arizona, and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     2. Each Subsidiary identified in Schedule "3.15" of the Credit Agreement is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate power and all material governmental licenses, authorizations, consents and approvals to carry on its business as now conducted.

     3. The execution, delivery and performance by the Borrower of the Loan Documents are within Borrower's corporate power, have been duly authorized by all necessary corporate action, and require no action by or in respect of, or filing with, any Governmental Authority and neither the execution and delivery thereof nor the consummation of the transactions contemplated thereby nor compliance by the Borrower with any, nor the Borrower's performance of all, of the terms and provisions of the Loan Documents will contravene any law applicable to it or conflict with, result in any breach of, or constitute any default under, its certificate of incorporation or by-laws (both as amended to date) or conflict with, result in any breach of, or constitute default under, or result in the creation of a Lien under, or require the consent of any trustee or creditor pursuant to, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, bank loan or credit agreement to which the Borrower is a party or by which it or its assets are bound, known to us.

     4. Each Loan Document has been duly authorized and delivered by the Borrower, and is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency or other laws or equitable principles of general application relating to the enforcement of creditors' rights.

     5. To the best knowledge of such counsel after due inquiry, there are no actions, suits or proceedings pending or threatened in any court or before any regulatory commission, board or other administrative or other governmental entity against or affecting the Borrower which could reasonably be expected to have a material adverse effect on its ability to enter into or perform its obligations under any of the Loan Documents or on the condition (financial or otherwise), operations, business or prospects of the Borrower, except those described in the Borrower's report on Form 10-K for its most recently completed fiscal year ended ___________, _____.

     6. No consent, approval, waiver, license or authorization or other action by or filing with any governmental authority is required in connection with the execution and delivery by the Borrower of the Loan Documents except for those which have already been obtained and are in full force and effect.

                                   EXHIBIT "F"

                        QUARTERLY COMPLIANCE CERTIFICATE
                            FOR FISCAL QUARTER ENDING
                             ________________, 20__


WELLS FARGO BANK, NATIONAL ASSOCIATION
As Administrative Agent for the Banks
100 West Washington
Phoenix, Arizona  85003

Attn: Arizona RCBO                                       Date: _________________

Dear Ladies and Gentlemen:

     This Quarterly Compliance Certificate refers to the Credit Agreement dated as of April 6, 2001 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among KNIGHT TRANSPORTATION, INC., an Arizona corporation, and its Significant Subsidiaries (collectively, "Borrower"), the Banks named therein, WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent for the Banks, and THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as a Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     Pursuant to Section 5.4 of the Credit Agreement, the undersigned, a Financial Officer of Borrower, certifies that:

     1. Enclosed are the required financial statements for the [quarter] [fiscal year] (the "Reporting Period") ending for Borrower as required under Section 5.4 of the Credit Agreement.

     2. To the best of the undersigned's knowledge, no "Event of Default" or Potential Default has occurred [or if so, specifying the nature and extent thereof and any corrective actions taken or to be taken].

     3. As of the last day of the Reporting Period, the computations below were true and correct:

I.   SECTION 5.11(a)   Tangible Net Worth
                       Initial Amount                             $95,000,000.00
                       +50% of positive net income
                       since March 31, 2001                       $
                                                                  --------------
                       =Tangible Net Worth Limitation             $
                                                                  --------------

                       Actual Tangible Net Worth:                 $
                                                                  --------------

II.  SECTION 5.11(b)   EBITDA Coverage Ratio
                       (calculated on a rolling 4 quarter basis)

     Numerator:        Net Profit before Tax
                                                                  --------------
                       +Depreciation & Amortization Exp.
                                                                  --------------
                       +Interest Expense (net of capitalized
                       interest expense)
                                                                  --------------
                       =EBITDA                                                 A
                                                                  --------------

                       Divided by

     Denominator:      Interest expense
                                                                  --------------
                       Current maturity of long-term
                       debt (prior period)
                                                                  --------------
                       +Current maturity of subordinated
                       debt (prior period)
                       +Dividends/distributions
                                                                  --------------
                       =Payment Requirement                                    B
                                                                  --------------

                       Equals:                                               A/B
                                                                  --------------

                       Minimum Required:                                   3.00X
                                                                  --------------

III. SECTION 5.11(c)   Funded Debt to EBITDA Ratio
                       (calculated on a trailing 4 quarter basis)

     Numerator:        Indebtedness
                                                                  --------------
                       +Letter of Credit Balance
                                                                  --------------
                       =Funded Debt                                            A
                                                                  --------------

                       Divided by

     Denominator:      EBITDA                                                  B
                                                                  --------------

                       Equals:                                               A/B
                                                                  --------------

                       Maximum Permitted:                                  1.50X
                                                                  --------------

IV.  SECTION 5.11(d)   (i) Net Income after Tax: actual           $
                                                                  --------------
                                                     Requirement  =>       $1.00
                                                                  --------------

                       (ii) Pre-Tax Profit: actual                $
                                                                  --------------
                                                     Requirement  =>       $1.00
                                                                  --------------

V.   SECTION 5.11(e)   Minimum Asset Coverage

     Numerator:        Cash
                                                                  --------------
                       +Net accounts receivable
                                                                  --------------
                       +real estate BV (<= $25,000,000.00)
                                                                  --------------
                       +rolling stock NBV
                                                                  --------------
                       =Assets                                                 A
                                                                  --------------

                       Divided by:

     Denominator:      Accounts Payable
                                                                  --------------
                       +Outstanding Indebtedness
                                                                  --------------
                       =Total                                                  B
                                                                  --------------

                       Equals                                                A/B
                                                                  --------------

                       Minimum Required                                   120.0%
                                                                  --------------


                                        KNIGHT TRANSPORTATION, INC., an Arizona
                                        corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT "G"

                              ASSUMPTION AGREEMENT


     BY THIS ASSUMPTION AGREEMENT (the "Agreement") made and entered into as of the _____ day of _________________, 20__, ______________________________________
_______________________________________________________________,  whose  address is _____________________________________________________________________________
(hereinafter called "Added Borrower"), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Banks, whose address is 100 West Washington, Phoenix, Arizona 85003, Attn: Arizona RCBO (hereinafter called "Administrative Agent"), in consideration of the recitals herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, confirms and agrees as follows:

SECTION 1. RECITALS.

     1.1 Added Borrower is a Significant Subsidiary (as that term is defined in the Agreement hereinafter defined) of Knight Transportation, Inc., an Arizona corporation (the "Company"), and its then existing Significant Subsidiaries (with the Company, the "Borrower").

     1.2 As such, Added Borrower is benefitted by the financial accommodations (the "Loans") advanced by the Banks to the Borrower pursuant to that Credit Agreement dated April 6, 2001 among the Banks named therein, the Administrative Agent, the Swing Line Lender and Borrower (the "Agreement").

     1.3 A condition for the continuation of the Loans specified in the Agreement is that any subsequently acquired or created Subsidiary of the Company assume as a "Co-Borrower" within the meaning of Section 5.12 of the Agreement the obligations of the Borrower under the Agreement, and agree to be bound by all of the terms, conditions and provisions thereof, and agree to be jointly liable with the Borrower for the full payment and satisfaction of the Loans and all other obligations of the Borrower under the Agreement.

     1.4 Because of the benefits derived by the Added Borrower from said financial accommodations, which consideration is acknowledged by Added Borrower as sufficient for its agreements herein, Added Borrower desires to so agree.

SECTION 2. ASSUMPTION.

     2.1 Added Borrower hereby assumes as a "Co-Borrower" and agrees to perform as a "Co-Borrower" all of the duties, obligations and promises of Borrower as set forth in or arising under the Agreement, to be bound as a Co-Borrower by all of the terms, conditions and provisions of the Agreement and to do as a Co-Borrower any and all acts and things required under the Agreement to be done by Borrower.

SECTION 3. MISCELLANEOUS.

     3.1 Added Borrower shall execute such additional documents and do such other acts as may be reasonably necessary to fully implement the intent of this Agreement.

     3.2 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

     3.3 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        ----------------------------------------


                                        By:
                                           -------------------------------------
                                           Its:
                                               ---------------------------------

                                                                  ADDED BORROWER

                                   EXHIBIT "H"

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is made and entered into as of the _____ day of _________________, 2001, by ____________________, __________ corporation
(hereinafter called "Debtor"), whose chief executive office is located at 5601 West Buckeye Road, Phoenix, Arizona 85043, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, and its successors and assigns as Administrative Agent for the Banks (as defined in the hereinafter defined Credit Agreement) and as Swing Line Lender (hereinafter called "Secured Party"), whose address is 100 West Washington, Phoenix, Arizona 85003, Attention: Arizona RCBO.

1.   SECURITY INTEREST

     Debtor hereby grants to Secured Party a security interest (hereinafter called the "Security Interest") in all of Debtor's right, title and interest in and to the following described personal property described on Schedule A attached hereto (the "Collateral").

2.   OBLIGATION SECURED

     The Security Interest shall secure, in such order of priority as Secured Party may elect:

          (a) Payment of the aggregate sum of $50,000,000.00 according to the terms of those Revolving Promissory Notes dated April 6, 2001, made by Knight Transportation, Inc., an Arizona corporation and its Significant Subsidiaries (as defined in the Credit Agreement) (collectively, the "Borrower"), payable to the order of the Banks, evidencing a revolving lines of credit, all or any part of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively called the "RLC Note");

          (b) Payment of the sum of $5,000,000.00 according to the terms of that Swing Line Note dated April 6, 2001, made by Borrower, payable to the order of the Swing Line Lender, evidencing a revolving line of credit, all or any part of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter with the RLC Note collectively called the "Note");

          (c) Payment, performance and observance by Debtor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party or the Banks pursuant to the terms hereof, or to preserve any right of Secured Party and the Banks hereunder, or to protect or preserve the Collateral or any part thereof;

          (d) Payment, performance and observance by Borrower of each covenant, condition, provision and agreement contained in that Credit Agreement dated April 6, 2001, by and between Borrower, Secured Party, the Swing Line Lender and the Banks listed from time to time therein (hereinafter called the "Credit Agreement") and in any other document or instrument related to the indebtedness described in subparagraphs (a) and (b) above and of all monies expended or advanced by Secured Party or the Banks pursuant to the terms thereof or to preserve any right of Secured Party or the Banks thereunder;

          (e) Payment and performance of any and all other indebtedness, obligations and liabilities of Borrower to the Banks of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred;

All  of  the  indebtedness  and  obligations   secured  by  this  Agreement  are
hereinafter collectively called the "Obligation."

3.   USE; LOCATION

     3.1. The Collateral is or will be used or produced primarily for business purposes.

     3.2. The Collateral will be kept at Debtor's address set forth at the beginning of this Agreement and/or at the locations listed on Schedule B attached hereto.

     3.3. Debtor's records concerning the Collateral will be kept at Debtor's address set forth at the beginning of this Agreement.

4.   REPRESENTATIONS AND WARRANTIES OF DEBTOR

     4.1. Debtor hereby represents and warrants that it (i) is qualified to do business and is in good standing under the laws of the state in which the Collateral is located; and (ii) is fully authorized and permitted to execute and deliver this Agreement and to enter into any transactions evidenced by any portion of the Collateral.

     4.2. The execution, delivery and performance by Debtor of this Agreement and all other documents and instruments relating to the Obligation will not result in any breach of the terms and conditions or constitute a default under any agreement or instrument under which Debtor is a party or is obligated.

     4.3. Debtor does not conduct business under any name other than that in which it has executed this Agreement.

     4.4. FEDERAL EMPLOYER IDENTIFICATION NUMBER. The Debtor's Federal employer identification number is ______-_______

     4.5. STATE ORGANIZATION NUMBER. If the Debtor is a registered organization, the Debtor's state organization number is _________________.

5.   COVENANTS OF DEBTOR

     5.1. Debtor shall not sell, transfer, assign or otherwise dispose of any Collateral or any interest therein (except as permitted herein) except as permitted under the Credit Agreement and shall keep the Collateral free of all security interests or other encumbrances except the Security Interest and Permitted Liens (as defined in the Credit Agreement).

     5.2. Debtor shall keep and maintain the Collateral in good condition and repair and shall not use the Collateral in violation of any provision of this Agreement or any applicable statute, ordinance or regulation or any policy of insurance insuring the Collateral.

     5.3. Debtor shall provide and maintain insurance insuring the Collateral against risks, with coverage in accordance with the Credit Agreement.

     5.4. The Debtor will not sign or authorize the signing on its behalf or the filing of any financing statement naming it as debtor covering all or any portion of the Collateral except as permitted by the Credit Agreement.

     5.5. Debtor, upon demand, shall promptly deliver to Secured Party all instruments, documents and chattel paper included in the Collateral and all invoices, shipping or delivery records, purchase orders, contracts or other items related to the Collateral.

     5.6. Debtor shall give Secured Party immediate written notice of any change in the location of: (i) Debtor's chief executive office; (ii) Debtor's state of organization; (iii) the Collateral or any material part thereof; or (iv) Debtor's records concerning the Collateral.

     5.7. Secured Party or its agents may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located. Debtor shall keep records concerning the Collateral in accordance with generally accepted accounting principles and, unless waived in writing by Secured Party, shall mark its records and the Collateral to indicate the Security Interest. Secured Party shall have free and complete access to Debtor's records and shall have the right to make extracts therefrom or copies thereof.

     5.8. Debtor, at its cost and expense, shall protect and defend this Agreement, all of the rights of Secured Party hereunder, and the Collateral against all claims and demands of other parties, including without limitation defenses, setoffs, claims and counterclaims asserted by any Obligor against Debtor and/or Secured Party. Debtor shall pay all claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Debtor shall promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

     5.9. The Security Interest, at all times, shall be perfected and shall be prior to any other interests in the Collateral. Debtor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements and other documents requested by Secured Party to establish, maintain and continue the perfected Security Interest. Debtor, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

     5.10. If Debtor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Collateral free from other security interests, encumbrances or claims, to keep the Collateral in good condition and repair, to procure and maintain insurance thereon, or to perform otherwise as required herein, Secured Party may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform; Secured Party is hereby authorized to enter upon any property in the possession or control of Debtor for such purposes.

     5.11. All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by the Security Interest, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Debtor to Secured Party immediately without demand.

6. NOTIFICATION AND PAYMENTS; COLLECTION OF COLLATERAL; USE OF COLLATERAL BY DEBTOR

     6.1. Secured Party, after the occurrence of any Event of Default, as defined in the Credit Agreement, and without notice to Debtor, may notify any or all Obligors of the existence of the Security Interest and may direct the Obligors to make all payments on the Collateral to Secured Party. Until Secured Party has notified the Obligors to remit payments directly to it, Debtor, at Debtor's own cost and expense, shall collect or cause to be collected the accounts and monies due under the accounts, documents, instruments and general intangibles or pursuant to the terms of the chattel paper. Secured Party shall not be liable or responsible for any embezzlement, conversion, negligence or default by Debtor or Debtor's agents with respect to such collections; all agents used in such collections shall be agents of Debtor and not agents of Secured Party. Unless Secured Party notifies Debtor in writing that it waives one or more of the requirements set forth in this sentence, any payments or other proceeds of Collateral received by Debtor, after notification to Obligors, shall be held by Debtor in trust for Secured Party in the same form in which received, shall not be commingled with any assets of Debtor and shall be turned over to Secured Party not later than the next business day following the day of receipt. All payments and other proceeds of Collateral received by Secured Party directly or from Debtor shall be applied to the Obligation in such order and manner and at such time as Secured Party, in its sole discretion, shall determine. In addition, Debtor shall promptly notify Secured Party of the return to or possession by Debtor of goods underlying any Collateral; Debtor shall hold the same in trust for Secured Party and shall dispose of the same as Secured Party directs.

     6.2. Secured Party, before or after the occurrence of an Event of Default and without notice to Debtor, may demand, collect and sue on the Collateral (either in Debtor's or Secured Party's name), enforce, compromise, settle or discharge the Collateral and endorse Debtor's name on any instruments, documents, or chattel paper included in or pertaining to the Collateral; Debtor hereby irrevocably appoints Secured Party its attorney in fact for all such purposes.

     6.3. Until the occurrence of an Event of Default, Debtor may: (i) use, consume and sell any inventory included in the Collateral in any lawful manner in the ordinary course of Debtor's business provided that all sales shall be at commercially reasonable prices; and (ii) subject to Paragraphs 6.1 and 6.2 above, retain possession of any other Collateral and use it in any lawful manner consistent with this Agreement.

7.   COLLATERAL IN THE POSSESSION OF SECURED PARTY

     7.1. Secured Party shall use such reasonable care in handling, preserving and protecting the Collateral in its possession as it uses in handling similar property for its own account. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Collateral unless there is affirmative proof of a lack of due care; the lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance.

     7.2. Debtor shall be solely responsible for taking any and all actions to preserve rights against all Obligors; Secured Party shall not be obligated to take any such actions whether or not the Collateral is in Secured Party's possession. Debtor waives presentment and protest with respect to any instrument included in the Collateral on which Debtor is in any way liable and waives notice of any action taken by Secured Party with respect to any instrument, document or chattel paper included in any Collateral that is in the possession of Secured Party.

8.   EVENTS OF DEFAULT; REMEDIES

     8.1. The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default":

          (a) Any failure or neglect to perform or observe any of the terms, provisions, conditions, or covenants of this Agreement.

          (b) Any warranty, representation or statement contained in this Agreement.

          (c) The occurrence of any event of default under the Note, the Credit Agreement or any other document or instrument executed or delivered in connection with the Obligation.

     8.2. Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

          (a) Without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Debtor. Debtor, upon demand by Secured Party, shall assemble the Collateral and deliver it to Secured Party or to a place designated by Secured Party that is reasonably convenient to both parties.

          (b) Operate the business of Debtor as a going concern, including, without limitation, extend sales or services to new customers and advance funds for such operation. Secured Party shall not be liable for any depreciation, loss, damage or injury to the Collateral or other property of Debtor as a result of such action. Debtor hereby waives any claim of trespass or replevin arising as a result of such action.

          (c) Pursue any legal or equitable remedy available to collect the Obligation, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it.

          (d) Upon obtaining possession of the Collateral or any part thereof, after notice to Debtor as provided in Paragraph 8.4 herein, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Secured Party in taking, storing, repairing and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of the Obligation, and any surplus thereafter remaining shall be paid to Debtor or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the sale of the Collateral and the total amount of the Obligation, Debtor, upon demand, shall promptly pay the amount of such deficiency to Secured Party.

     8.3. The Banks, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder.

     8.4. Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Arizona Uniform Commercial Code or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Debtor at least five (5) days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

     8.5. Debtor shall pay all costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all deeds of trust and other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

     8.6. In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

     8.7. Secured Party, as the Administrative Agent, shall have no obligation to clean-up or otherwise prepare the Collateral for sale.

9.   MISCELLANEOUS PROVISIONS

     9.1. The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

     9.2. Without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, the Banks, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security;
(iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

     9.3. Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling;
(iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

     9.4. The terms herein shall have the meanings in and be construed under the Uniform Commercial Code as in effect in Arizona from time to time. This Agreement shall be governed by and construed according to the laws of the State of Arizona. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

     9.5. No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Debtor and a duly authorized officer of Secured Party.

     9.6. This is a continuing Agreement which shall remain in full force and effect until actual receipt by Secured Party of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Obligation incurred before the receipt of such notice, and all of the Obligation incurred thereafter under commitments extended by Secured Party before the receipt of such notice, shall have been paid and performed in full.

     9.7. No setoff or claim that Debtor now has or may in the future have against Secured Party shall relieve Debtor from paying or performing the Obligation.

     9.8. Time is of the essence hereof. If more than one Debtor is named herein, the word "Debtor" shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

     9.9. All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Agreement or such other address as that party, from time to time, may specify by notice to the other parties.

     9.10. A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

10.  NON-DEBTOR BORROWER PROVISIONS

     10.1. All advances of principal under the Note shall be made to Borrower subject to and in accordance with the terms thereof. If Borrower is a corporation or partnership, it is not necessary for Secured Party to inquire into the powers of Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf. Debtor is and shall continue to be fully informed as to all aspects of the business affairs of Borrower that it deems relevant to the risks it is assuming and hereby waives and fully discharges Secured Party from any and all obligations to communicate to Debtor any facts of any nature whatsoever regarding Borrower and Borrower's business affairs.

     10.2. Debtor authorizes Secured Party, without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation and without affecting the lien or the priority of the Security Interest, from time to time, at the request of any person primarily obligated therefor, to renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of, all or any part of the Obligation, including increase or decrease any rate of interest thereon. Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against Borrower;
(ii) the benefits of any statutory provision limiting the liability of a surety, including without limitation the benefit of Section 12-1641, ET SEQ., of the Arizona Revised Statutes; and (iii) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Debtor shall have no right of subrogation and hereby waives any right to enforce any remedy which Secured Party now has, or may hereafter have, against Borrower.

     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        _______________________________________,
                                        __________ corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                                          DEBTOR

                                   SCHEDULE A

                                   COLLATERAL

     All of Debtor's right, title and interest in and to all Accounts (as defined in the Arizona UCC), Chattel Paper (as defined in the Arizona UCC), Documents (as defined in the Arizona UCC), Equipment (as defined in the Arizona
UCC), Fixtures (as defined in the Arizona UCC), General Intangibles (as defined in the Arizona UCC), Instruments (as defined in the Arizona UCC), Inventory (as defined in the Arizona UCC), Investment Property(as defined in the Arizona UCC), any Deposit Accounts (as defined in the Arizona UCC) pledged to Secure Party, Deposits, cash, letters of credit, stock rights and other deposits, it being intended that the Collateral include all property of the Debtor other than real property, whether located in which the Debtor now has or hereafter acquires any right or interest, and the proceeds, insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto, together with (i) all policies or certificates of insurance covering any of the foregoing property, and all awards, loss payments, proceeds and premium refunds that may become payable with respect to such policies; (ii) all property of Debtor that is now or may hereafter be in the possession or control of Secured Party in any capacity, including without limitation all monies owed or that become owed by Secured Party to Debtor; and (iii) all proceeds of any of the foregoing property, whether due or to become due from any sale, exchange or other disposition thereof, whether cash or non-cash in nature, and whether represented by checks, drafts, notes or other instruments for the payment of money, including, without limitation, all property, whether cash or non-cash in nature, derived from tort, contractual or other claims arising in connection with any of the foregoing property. The terms herein shall have the meaning in and be construed under the Uniform Commercial Code as in effect in Arizona from time to time (the "Arizona UCC"). All property described above is hereinafter called the "Collateral."

                                   SCHEDULE B

                             LOCATION OF COLLATERAL

                                  SCHEDULE 2.1

                              COMMITMENTS OF BANKS
                               as to the Facility
                                as of XXXX, 2001

                                                              Euro Dollar
             BANK                 %            $            Lending Office
             ----              -------   --------------    -----------------
1.   Wells Fargo Bank,
     National Association       70.0%     $35,000,000      _________________

2.   The Northern Trust
     Company                    30.0%     $15,000,000      _________________

     ______________________    _______   ______________    _________________

     ______________________    _______   ______________    _________________

     Maximum RLC
     Commitment                  100%    $50,000,000.00    _________________

ADDRESSES:

     1.   100 West Washington
          Phoenix, Arizona  85003
          Attention: Jeff Lowe, Arizona RCBO
          Phone: 602-378-1230
          Fax: 602-378-4758

     2.   50 South La Salle Street, B-2
          Chicago, Illinois 60675
          Attention: Candelario Martinez, Corporate Banking
          Phone: 312-557-2816
          Fax: 312-444-7028

                                  SCHEDULE 2A.5

                           EXISTING LETTERS OF CREDIT

L/C NO.                     BENEFICIARY                          AMOUNT         EXPIRY DATE
-------                     -----------                         ----------      -----------
242146      Comdata Network & its subsidiaries & affiliates     $   10,000        12/31/01
242220      United States Fire Insurance Company                $  400,000        02/01/02
242260      The Industrial Commission of Arizona                $  250,000        06/30/01
272643      Self Insurance Plan State of California             $  332,000        06/18/01
282513      Liberty Mutual Insurance Company                    $  250,000        10/01/01
319234      The Travelers Indemnity Company                     $1,300,000        03/05/02
389506      Protective Insurance Company                        $1,000,000        01/31/02
            Sagamore Insurance Company
            TOTAL                                               $3,542,000

                                  SCHEDULE 3.15

                             BORROWER'S SUBSIDIARIES

*Quad-K Leasing, Inc., an Arizona corporation
Knight Administrative Services, Inc., an Arizona corporation
KTTE Holdings, Inc., a Nevada corporation
QKTE Holdings, Inc., a Nevada corporation
Knight Management Services, Inc., an Arizona corporation
Knight Transportation Midwest, Inc., an Arizona corporation
Knight Transportation South Central Limited Partnership, a Nevada partnership John Fayard Fast Freight, Inc., a Mississippi corporation
KTE Com, L.L.C.

*Significant Subsidiary

                                  SCHEDULE 6.1

                                 PERMITTED LIENS

                                    NUMBER          ORIGINAL         OUTSTANDING
                                   TRACTORS           DATE             3/31/01
                                   --------           ----             -------
Pitney Bowes                          85             Apr-00          $3,807,427
Pitney Bowes                          83             Jun-00           4,111,918
Pitney Bowes                          29             Oct-00           1,791,975
Pitney Bowes                          33             Oct-00           2,203,530
Pitney Bowes                          11             Nov-00             755,332
Pitney Bowes                          56             Dec-00           4,099,258
Bank of America                       54             Dec-00           3,681,760

                                  SCHEDULE 6.2

                              EXISTING INDEBTEDNESS


1. Term Loan with the Company from Wells Fargo, maturing October 1, 2003. Current balance as of April 6, 2001: $5,528,642.84.

2. Lease financing between Quad K and Wells Fargo Equipment Finance, Inc., dated June 1, 2000, guaranteed by the Company.

3. The Interest Rate Swap Agreement, dated February 13, 2001, between the Company and Wells Fargo.

4.   The Indebtedness shown on Schedule 6.1 hereof.

                             MODIFICATION AGREEMENT

     BY THIS MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 5th day of June, 2001, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the "Administrative Agent") for the Banks listed in the hereinafter defined Credit Agreement (the "Banks") and as the Issuing Bank and the Swing Line Lender, and KNIGHT TRANSPORTATION, INC., an Arizona corporation (the "Company") and all present and future Significant Subsidiaries of the Company (with the Company, the "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1. RECITALS; ACKNOWLEDGEMENTS.

     1.1 The Borrower and the Administrative Agent and the Banks entered into that Credit Agreement dated April 6, 2001 (as amended from time to time, the "Credit Agreement") to provide financial accommodations to the Borrower as provided therein.

     1.2 Borrower and the Administrative Agent, with the consent of the Banks, desire to modify the Credit Agreement as set forth herein.

     1.3 All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

SECTION 2. CREDIT AGREEMENT.

     2.1 Section 2.11 of the Credit Agreement is hereby amended to read as follows:

          SECTION 2.11 CONVERSION AND CONTINUATION OF BORROWINGS. The Administrative Agent agrees to communicate the proposed LIBOR Rate verbally or otherwise to the Borrower on or about 8:00 a.m., California time, on any proposed conversion or continuation date and thereupon the Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent not later than 10:00 a.m., California time, (i) on the day of conversion, to convert any LIBOR Borrowing into a Base Rate Borrowing, (ii) on the day of conversion or continuation, to convert any Base Rate Borrowing into a LIBOR Borrowing or to continue any LIBOR Borrowing as a LIBOR Borrowing for an additional Interest Period, and (iii) on the day of conversion, to convert the Interest Period with respect to any LIBOR Borrowing to another permissible Interest Period, subject in each case to the following:

               (a) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, the aggregate principal amount of such Borrowing converted or continued shall be an integral multiple of $100,000.00 and not less than $1,000,000.00;

               (b) each conversion shall be effected by the Banks by applying the proceeds of the new Borrowing resulting from such conversion to the Borrowing (or portion thereof) being converted; accrued interest on a Borrowing (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

               (c) any LIBOR Borrowing may be converted only at the end of the Interest Period applicable thereto;

               (d) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a LIBOR Borrowing;

               (e) any portion of a LIBOR Borrowing which cannot be continued as a LIBOR Borrowing by reason of clauses (c) and (d) above shall be automatically converted at the end of the Interest Period in effect for such Borrowing into a Base Rate Borrowing; and

               (f) each conversion or continuation shall be made pro rata among the Banks in accordance with the respective principal amounts of the converted or continued Borrowings.

          Each notice pursuant to this Section shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a LIBOR Borrowing or a Base Rate Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day), and (iv) if such Borrowing is to be converted to or continued as a LIBOR Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a LIBOR Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the other Banks of any notice given pursuant to this Section and of each Bank's portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section to continue any LIBOR Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued as a Base Rate Borrowing.

     2.2 The reference to $2,500.00 in Section 2(iv) of Exhibit A to the Credit Agreement is hereby amended to read $3,500.00.

SECTION 3. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

     3.1 All references to the Credit Agreement in the other Loan Documents are hereby amended to refer to the Credit Agreement as hereby amended.

     3.2 Borrower hereby reaffirms to the Banks each of the representations, warranties, covenants and agreements of Borrower set forth in the Credit Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

     3.3 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Notes and the Credit Agreement represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Notes or the Credit Agreement.

     3.4 All terms, conditions and provisions of the Credit Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Credit Agreement, as amended hereby, is hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4. GENERAL.

     4.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the Loans. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

     4.2 The modifications contained herein shall not be binding upon the Banks until the Administrative Agent shall have received all of the following:

          (a) An original of this Agreement fully executed by the Borrower.

          (b) An executed consent from each Bank.

          (c) Such resolutions or authorizations and such other documents as the Administrative Agent may require relating to the existence and good standing of the Borrower and the authority of any person executing this Agreement or other documents on behalf of the Borrower.

     4.3 Borrower shall execute and deliver such additional documents and do such other acts as the Banks may reasonably require to fully implement the intent of this Agreement.

     4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by the Administrative Agent in connection herewith, whether or not all of the conditions described in Paragraph

4.2 above are satisfied. Banks, at their option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Notes and shall be due and payable upon demand.

     4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower, the Administrative Agent or the Banks, or in any other action or conduct undertaken by Borrower, the Administrative Agent or the Banks on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Banks' consent to modify the terms and provisions of the Credit Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by the Banks' consent to this Agreement. Further, the Banks' consent to this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Credit Agreement shall require the express written consent of the Banks; no such consent (either express or implied) has been given as of the date hereof.

     4.6 Time is hereby declared to be of the essence hereof of the Credit Agreement, and Banks require, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Credit Agreement.

     4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

     4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

     4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                            ADMINISTRATIVE AGENT

                                        KNIGHT TRANSPORTATION, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------


                                        QUAD-K LEASING, INC., an Arizona
                                        corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                                        BORROWER

                              CONSENT OF THE BANKS


Re:  Knight Transportation, Inc.

     The following:

          (a) is a Bank named in that Credit Agreement dated April 6, 2001 between Knight Transportation, Inc., an Arizona corporation (the "Company"), all present and future Significant Subsidiaries of the Company (the "Borrower"), Wells Fargo Bank, National Association, as administrative agent for the Banks (the "Administrative Agent"), and the Banks; and

          (b) consents to that Modification Agreement dated June 5, 2001 entered into between the Borrower and the Administrative Agent.


                                        THE NORTHERN TRUST COMPANY, an Illinois
                                        banking corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                                          "Bank"

                              CONSENT OF THE BANKS


Re:  Knight Transportation, Inc.

     The following:

          (a) is a Bank named in that Credit Agreement dated April 6, 2001 between Knight Transportation, Inc., an Arizona corporation (the "Company"), all present and future Significant Subsidiaries of the Company (the "Borrower"), Wells Fargo Bank, National Association, as administrative agent for the Banks (the "Administrative Agent"), and the Banks; and

          (b) consents to that Modification Agreement dated June 5, 2001 entered into between the Borrower and the Administrative Agent.


                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                                          "Bank"